UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_____________________

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934
(Amendment No. )
_____________________

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐
Check the appropriate box:
☒    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under §240.14a-12
BRIGHTSPIRE CAPITAL, INC.
(Name of Registrant as Specified In Its Charter)
N/A
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒    No fee required.
☐    Fee paid previously with preliminary materials.
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

2023 Notice of Annual Meeting of
Stockholders and Proxy Statement

2023 Notice of Annual Meeting of
Stockholders and Proxy Statement

To the Stockholders of BrightSpire Capital, Inc.:
It is our pleasure to invite you to the 2023 annual meeting of stockholders (the “2023 Annual Meeting”) of BrightSpire Capital, Inc., a Maryland corporation (the “Company”). The 2023 Annual Meeting will be conducted virtually, via live audio webcast, on Tuesday, May 16, 2023, beginning at 11:00 a.m., Eastern Time. You will be able to attend the virtual 2023 Annual Meeting, vote your shares and submit questions during the meeting via live audio webcast by visiting https://web.lumiagm.com/219091430, using the passcode and control number as discussed in the enclosed Notice of Annual Meeting of Stockholders.
Details of the business expected to come before the 2023 Annual Meeting are provided in the enclosed Notice of Annual Meeting of Stockholders and proxy materials.
Your vote is important. Whether or not you intend to be present at the 2023 Annual Meeting via the live webcast, it is important that your shares be represented. Please authorize a proxy to vote your shares as soon as possible. You may authorize a proxy to vote your shares by mail, telephone or Internet. We will be using the “Notice and Access” method of providing proxy materials to you via the Internet. We believe that this process will provide a convenient, economic and environmentally friendly way to access the proxy materials and authorize a proxy to vote your shares. The proxy materials provide you with details on how to authorize a proxy by these methods. If you are the record holder of your shares and you attend the virtual 2023 Annual Meeting, you may withdraw your proxy and vote in person (virtually) if you so choose. Attendance alone will not revoke a previously authorized proxy.
We look forward to receiving your proxy and thank you for your continued support.

Sincerely,
Michael J. Mazzei
Chief Executive Officer
[●], 2023

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, May 16, 2023
11:00 a.m., Eastern Time
Via Live Audio Webcast: https://web.lumiagm.com/219091430
Webcast Passcode: brightspire2023

TO THE STOCKHOLDERS OF BRIGHTSPIRE CAPITAL, INC.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Stockholders (“2023 Annual Meeting”) of BrightSpire Capital, Inc., a Maryland corporation, or the Company, will be held on Tuesday, May 16, 2023, at the above time via live webcast to consider and vote upon the following proposals:

1.    Election of Directors: Elect six directors nominated by the Company’s Board of Directors, each to serve until the 2024 Annual Meeting of Stockholders and until his or her successor is duly elected and qualified;
2.    Advisory Vote on Executive Compensation: Approve (on a non-binding basis) compensation of our named executive officers as of December 31, 2022;
3.    Ratification of Appointment of Independent Registered Public Accounting Firm: Ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023;
4.    Approval of the Articles of Amendment (the “Charter Amendment”) to the Company’s Articles of Amendment and Restatement, as amended (the “Charter”): Approve the Charter Amendment to eliminate the supermajority voting requirement in Article VIII, thereby establishing the affirmative vote of a majority of all the votes entitled to be cast on the matter as the voting standard to approve any and all amendments to the Charter (except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter); and
5.    Other Business: Transact any other business that may properly come before the 2023 Annual Meeting or any postponement or adjournment of the 2023 Annual Meeting.
RECORD DATE
You can vote if you are a stockholder of record at the close of business on March 21, 2023.
WEBCAST INSTRUCTIONS
To attend, vote and submit questions during the 2023 Annual Meeting visit the website address and passcode noted above and enter the unique 11-digit control number, which was included in the Notice of Internet Availability of Proxy Materials, or, if you requested paper copies, the instructions are printed on your proxy card. Instructions are also described in the accompanying Proxy Statement. Registered holders can also request their control number by emailing proxy@astfinancial.com, and beneficial holders (stockholders whose shares are registered in the name of a bank, broker, trustee or other nominee) can obtain their control number by emailing a valid legal proxy (which can be obtained as described below) to proxy@astfinancial.com. You are encouraged to access the meeting prior to the start time leaving ample time for the check in.

PROXY VOTING
Your vote is very important. Whether or not you plan to attend the virtual 2023 Annual Meeting via live webcast, you are encouraged to read the proxy statement and vote using the Internet or the designated toll-free telephone number or by requesting a printed copy of the proxy materials and returning by mail the proxy card you receive in response to your request as soon as possible to ensure that your shares are represented and voted at the 2023 Annual Meeting. If you hold your shares as a record holder, you may vote your shares by proxy via the phone or the Internet by following the instructions provided in the Notice of Internet Availability of Proxy Materials. If you hold your shares through a broker or other custodian, please follow the instructions you received from the holder of record to vote your shares. Pursuant to the U.S. Securities and Exchange Commission’s “notice and access” rules, the Company’s Proxy Statement and 2022 Annual Report to Stockholders are available online at www.proxyvote.com.

By Order of the Board of Directors,
DAVID A. PALAMÉ
General Counsel and Secretary

[●], 2023
New York, New York

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be Held on
Tuesday, May 16, 2023.
This proxy statement and our 2022 Annual Report are available at:
https://ir.brightspire.com/events-and-presentations/events or
http://www.astproxyportal.com/ast/BRSP

[THIS PAGE INTENTIONALLY LEFT BLANK]

Proxy Summary

PROXY SUMMARY
This summary highlights information contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting. References in this Proxy Statement to the “Company,” “we,” “our” or “us” mean BrightSpire Capital, Inc., a Maryland corporation.
2023 ANNUAL MEETING

•    Date and Time: Tuesday, May 16, 2023, at 11:00 a.m., Eastern Time
•    Place: Via live audio webcast at https://web.lumiagm.com/219091430; passcode: brightspire2023 (unique 11-digit control number required)
•    Voting: Only holders of record of the Company’s Class A common stock, $0.01 par value per share (the “common stock”), as of the close of business on March 21, 2023 (the “Record Date”) will be entitled to notice and to vote at the 2023 Annual Meeting of Stockholders (the “2023 Annual Meeting”) and any postponement or adjournment thereof. Each share of common stock entitles its holder to one vote.
•    Technical Support for the 2023 Annual Meeting: If you have difficulty accessing the virtual 2023 Annual Meeting, technicians will be available to assist you via the toll-free phone number listed at https://web.lumiagm.com/219091430.
PROPOSALS AND BOARD RECOMMENDATIONS

PROPOSAL		BOARD RECOMMENDATION	FOR MORE INFORMATION
1	Election of Directors	FOR all nominees	Page 15
2	To approve (on a non-binding basis) the compensation of our named executive officers as of December 31, 2022	FOR	Page 55
3	To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023	FOR	Page 56
4	To approve the BrightSpire Capital, Inc. Charter Amendment to eliminate the supermajority voting requirement in Article VIII, thereby establishing the affirmative vote of a majority of all the votes entitled to be cast on the matter as the voting standard to approve any and all amendments to the Charter (except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter)	FOR	Page 59

Stockholders will also consider and vote upon any other matter that properly comes before the 2023 Annual Meeting or any postponement or adjournment thereof.

Proxy Summary

BOARD NOMINEES
The following table summarizes information about the six candidates who have been nominated by our Board of Directors (our “Board”) for election to our Board at the 2023 Annual Meeting. In 2022, our Board met on 6 occasions. All current directors attended at least 75% of the aggregate number of meetings of our Board and of all committees on which they served during fiscal year 2022.
The Company’s nominee board will be led by an Independent Chairperson, with independent board member representation of 83.3%.

	AGE (1)				COMMITTEE MEMBERSHIPS (2)
NAME		DIRECTOR SINCE	INDEPENDENCE STATUS	OCCUPATION	AC	CC	NCG
Catherine D. Rice (3)	63	2018	Yes	Private Investor; Former Senior Managing Director of W.P. Carey	M, E
Kim S. Diamond	58	2021	Yes	Former Founding Executive of Kroll Bond Rating Agency		M	M
Catherine Long	66	2021	Yes	Former Chief Financial Officer of Store Capital, Inc.	C, E		M
Vernon B. Schwartz	72	2018	Yes	Private Investor; Former Executive Vice President iStar	M, E	C
John E. Westerfield	64	2018	Yes	Chief Executive Officer of Mitsui Fudosan America, Inc.		M	C
Michael J. Mazzei	61	2020	No	Chief Executive Officer of BrightSpire Capital, Inc.
____________
(1)    As of March 21, 2023
(2)    Membership effective upon re-election at the 2023 Annual Meeting
(3)    Independent Chairperson

AC Audit Committee	CC Compensation Committee	NCG Nominating and Corporate Governance Committee
C Committee Chair	M Committee Member	E Audit Committee Financial Expert

Proxy Summary

HOW TO CAST YOUR VOTE OR AUTHORIZE A PROXY
We have provided three different methods for you to vote or authorize a proxy to vote your shares. Please see “About the Meeting (FAQs)” beginning on the next page for further information.

	How to Vote / Authorize a Proxy	Stockholder of Record (Shares registered in your name with American Stock Transfer & Trust Company)	Street Name Holders (Shares held through Broker, Bank or Other Nominee)
	Visit the applicable voting website and follow the on-screen instructions:	www.voteproxy.com	Refer to voting instruction form.
BY INTERNET USING A COMPUTER
	In the United States call: In foreign countries call:	1-800-proxies 1-718-921-8500	Refer to voting instruction form.
BY TELEPHONE
	Sign, date and return by mail:	Completed proxy card.	Refer to voting instruction form.
BY MAIL
For instructions on attending the virtual 2023 Annual Meeting, please see the notice of annual meeting and page 5 hereof
DURING THE VIRTUAL MEETING

About the Meeting (FAQs)

ABOUT THE MEETING (FAQS)
QUESTIONS AND ANSWERS ABOUT THE 2023 ANNUAL MEETING AND VOTING
Why am I receiving this proxy statement?
This proxy statement contains information related to the solicitation of proxies for use at our 2023 Annual Meeting, to be held as a virtual meeting, via live webcast, at 11:00 a.m., Eastern Time, on Tuesday, May 16, 2023, for the purposes stated in the accompanying Notice of Annual Meeting of Stockholders. This solicitation is made by BrightSpire Capital, Inc. on behalf of our Board. This Proxy Statement will first be made available to stockholders on or about [●], 2023. You are encouraged to monitor our investor relations website at https://ir.brightspire.com/ for updated information about the 2023 Annual Meeting.
Why didn’t I automatically receive a paper copy of the Proxy Statement, proxy card and 2022 Annual Report to Stockholders (“Annual Report”)?
Pursuant to the U.S. Securities and Exchange Commission’s (the “SEC”) “notice and access” rules, we have elected to provide access to our proxy materials via the Internet. Accordingly, rather than paper copies of our proxy materials, we are sending a Notice of Internet Availability of Proxy Materials (the “Proxy Notice”) to our stockholders that provides instructions on how to access our proxy materials on the Internet.
How can I receive electronic access to the proxy materials?
The Proxy Notice includes instructions on how to access our proxy materials over the Internet at www.proxyvote.com and how to request a printed set of the proxy materials by mail or an electronic set of the proxy materials by email.
In addition, stockholders may request to receive future proxy materials in printed form, by mail, or electronically by email, on an ongoing basis. Choosing to receive future proxy materials by email will save the Company the cost of printing and mailing documents to you and will reduce the environmental impact of our Annual Meeting. If you choose to receive future proxy materials by email, you will receive an email next year with instructions containing a link to those materials and a link to the proxy voting site. Your election to receive future proxy materials by email will remain in effect until you terminate it.
Who is entitled to vote at the 2023 Annual Meeting?
Only holders of record of our common stock at the close of business on March 21, 2023, the Record Date for the 2023 Annual Meeting, are entitled to receive notice of the 2023 Annual Meeting and to vote at the meeting. Our common stock constitutes the only class of securities entitled to vote at the meeting.
What are the voting rights of stockholders?
Holders of our common stock vote together on all proposals for consideration at the 2023 Annual Meeting. Each holder of our common stock outstanding on the Record Date is entitled to one vote per share on each proposal to be voted on.
Who can attend the 2023 Annual Meeting?
All holders of our common stock at the close of business on March 21, 2023, the Record Date for the 2023 Annual Meeting, or their duly appointed proxies, are authorized to participate in the 2023 Annual Meeting.
What will constitute a quorum at the 2023 Annual Meeting?
The presence at the meeting, in person (virtually) or by proxy, of holders of our common stock entitled to cast a majority of all the votes entitled to be cast at the meeting will constitute a quorum. We will include abstentions and broker non-votes in the calculation of the number of votes considered to be present and entitled to vote at the meeting for purposes of determining whether a quorum exists. Under applicable New York Stock Exchange (“NYSE”) rules (the exchange on which shares of our common stock are traded), brokers holding shares of our common stock for beneficial owners in nominee or “street name” must vote those shares according to the specific instructions they receive from the beneficial owners. However, brokers or nominees holding shares for a beneficial owner who do not receive voting instructions from the beneficial owner may not under the NYSE’s rules have discretionary voting power on non-routine matters. In these cases, if no specific voting instructions are provided by the beneficial owner, the broker may not vote on non-routine proposals. This results in what is known as a “broker non-vote.”

About the Meeting (FAQs)

Broker non-votes may arise in the context of voting for the election of directors, the advisory vote regarding “say-on-pay” and the approval of the Articles of Amendment (the “Charter Amendment”) to the Articles of Amendment and Restatement, as amended, of the Company, as further described in this proxy statement, because such proposals are considered non-routine matters. Unless specific voting instructions are provided by the beneficial owner, the broker will be unable to vote for the election of directors, the “say-on-pay” proposal and on the approval of the Charter Amendment. Accordingly, we urge stockholders who hold their shares through a broker or other nominee to provide voting instructions so that your shares of common stock may be voted on these proposals.
The ratification of the appointment of Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023 is a matter considered routine under applicable NYSE rules. A broker or other nominee may generally vote on routine matters and, therefore, no broker non-votes are expected to exist in connection with this proposal.
As of the Record Date, there were 129,946,184 shares of our common stock outstanding.
How do I vote shares that are held in my name?
If your shares of common stock are registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, you may vote by any of the following means:
•    Internet: You may vote by internet by visiting the applicable voting website and following the on-screen instructions.
•    Telephone: You may vote by telephone by calling 1-800-proxies in the United States and +1 (718) 921-8500 in foreign countries.
•    Mail: If you received printed materials and would like to vote by mail, you may vote by mail by completing and signing your proxy card and returning it in the enclosed, prepaid and addressed envelope.
•    In Person (Virtually) at the Annual Meeting: If you are a “stockholder of record,” you may participate in and vote your shares in person at the virtual meeting by visiting https://web.lumiagm.com/219091430; passcode: brightspire2023 (unique 11-digit control number required). To vote, you will need your control number included in your proxy materials, on the Proxy Notice, your proxy card, or if you received printed materials, on the instructions that accompanied your proxy materials. Please note that even if you plan to virtually attend the 2023 Annual Meeting, we encourage you to submit a proxy in advance to ensure your shares are represented. Your voting in person (virtually) at the 2023 Annual Meeting will automatically result in the revocation of any previously submitted proxy.
How do I vote my shares that are held by my broker?
If your shares are held by a bank, broker, trustee or other nominee, you should follow the instructions provided to you by the bank or broker. Although most banks and brokers offer voting by mail, telephone and on the Internet, availability and specific procedures will depend on their voting arrangements and will be included in the voter instruction form. Alternatively, to participate in and vote your shares at the 2023 Annual Meeting, you must obtain a legal proxy from your broker, bank, trustee or nominee, giving you the right to vote the shares at the meeting, and you will be assigned a virtual control number in order to vote your shares during the 2023 Annual Meeting.
How are votes counted?
Proxies submitted properly by one of the methods discussed above and not subsequently revoked, will be voted as directed by you. If your properly signed proxy does not provide specific voting instructions, the persons designated as proxy holders on the proxy card will vote (1) “FOR” each nominee for director, (2) “FOR” the advisory approval of the resolution approving the compensation of our named executive officers as of December 31, 2022, (3) “FOR” the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2023, (4) “FOR” approval of the Charter Amendment, and as recommended by our Board with regard to any other matters that may properly come before the meeting, or, if no such recommendation is given, in such proxy holder’s own discretion.
May I revoke my vote after I return my proxy card?
Yes. You may revoke a previously granted proxy at any time before it is exercised by (i) filing with David A. Palamé, our General Counsel and Secretary, a notice of revocation or a duly executed proxy bearing a later date or (ii) attending the virtual meeting and voting in person. Attendance at the meeting alone will not act to revoke a prior proxy. Notices of revocation or

About the Meeting (FAQs)

later dated proxies should be sent to the following address: David A. Palamé, General Counsel and Secretary, BrightSpire Capital, Inc., 590 Madison Ave., 33rd Floor, New York, New York 10022.
Who pays the costs of soliciting proxies?
We will pay the costs of soliciting proxies. In addition to soliciting proxies by mail, our officers, directors and other employees, without additional compensation, may solicit proxies personally or by other appropriate means. It is anticipated that banks, brokers, fiduciaries, custodians and nominees will forward proxy soliciting materials to their principals, and that we will reimburse such persons’ out-of-pocket expenses. We have retained D.F. King & Co., Inc. at an aggregate estimated cost of $12,000, plus out-of-pocket expenses, to assist in the solicitation of proxies.
How many votes are required to approve the proposals?
The affirmative vote of a majority of the total votes cast for and against such nominee at a meeting duly called and at which a quorum is present is required for the election of a director, unless there is a contested election, in which case directors shall be elected by a plurality of votes cast at a meeting. For purposes of the foregoing, a majority of the votes cast means that the number of shares that are cast and are voted “for” the election of a director must exceed the number of shares that are cast and are voted “against” the election of a director. In any uncontested election of a director, any incumbent director who does not receive a majority of the votes cast with respect to the election of such director shall tender his or her resignation within three days after certification of the results, in accordance with the Company’s written corporate governance guidelines. For purposes of the election of directors, pursuant to our organizational documents and Maryland state law, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the advisory “say on pay” proposal regarding the compensation of our named executive officers. For purposes of the foregoing, a majority of the votes cast means that the number of shares that are cast and are voted “for” the proposal must exceed the number of shares that are cast and are voted “against” the proposal. For purposes of the vote on this proposal, pursuant to our organizational documents and Maryland state law, abstentions and broker non-votes, if any, will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For purposes of the foregoing, a majority of the votes cast means that the number of shares that are cast and are voted “for” the proposal must exceed the number of shares that are cast and are voted “against” the proposal. For purposes of the vote on this proposal, pursuant to our organizational documents and Maryland state law, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum.
The affirmative vote of two-thirds of all the votes entitled to be cast on the matter is required for approval of the Charter Amendment to eliminate the supermajority voting requirement in Article VIII, thereby establishing the affirmative vote of a majority of all the votes entitled to be cast on the matter as the voting standard to approve any and all amendments to the Charter (except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter). For purposes of the foregoing, at least two-thirds of the votes entitled to be cast means that the number of shares that are cast and are voted “for” the proposal must be equal to or greater than two-thirds of the number of shares entitled to be cast on the proposal. For purposes of the vote on this proposal, abstentions and broker non-votes will have the same effect as votes against the resolution.

About the Meeting (FAQs)

What are the Board’s recommendations?
The Board’s recommendations are set forth together with the description of each item in this proxy statement. In summary, the Board recommends a vote:
•    Proposal 1: FOR the election of each of the nominees for director specified in this proxy statement;
•    Proposal 2: FOR the non-binding advisory approval of the resolution approving the compensation of our named executive officers as of December 31, 2022;
•    Proposal 3: FOR the ratification of the appointment of EY as our independent registered public accounting firm for 2023; and
•    Proposal 4: FOR approval of the Charter Amendment to eliminate the supermajority voting requirement in Article VIII, thereby establishing the affirmative vote of a majority of all the votes entitled to be cast on the matter as the voting standard to approve any and all amendments to the Charter (except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter).

Company Overview

COMPANY OVERVIEW
OUR BUSINESS
BrightSpire Capital, Inc. is an internally managed commercial real estate (“CRE”) credit real estate investment trust (“REIT”) focused on originating, acquiring, financing and managing a diversified portfolio consisting primarily of CRE debt investments and net leased properties predominantly in the United States. CRE debt investments primarily consist of first mortgage loans, which is our primary investment strategy. The Company’s objective is to generate consistent and attractive risk-adjusted returns to its stockholders primarily through cash distributions and the preservation of invested capital. For additional information regarding the Company and its management and business, please refer to www.brightspire.com.
The Company conducts all of its activities and holds substantially all of its assets and liabilities through BrightSpire Capital Operating Company, LLC (the “Operating Partnership”), a Delaware limited liability company. As of December 31, 2022, the Company is the sole managing member and owns, directly and indirectly, 100% of the Operating Partnership.
We were organized in the state of Maryland on August 23, 2017 and maintain key offices in New York, New York and Los Angeles, California. The Company elected to be taxed as a REIT under the Internal Revenue Code of 1986, as amended (the “Code”), beginning with its taxable year ended December 31, 2018. We are organized and conduct our operations to qualify as a REIT and generally are not subject to U.S. federal income taxes on our taxable income to the extent that we annually distribute all of our taxable income to stockholders and maintain qualification as a REIT (although we are subject to U.S. federal income tax on income earned through our taxable subsidiaries). We also operate our business in a manner that will permit us to maintain our exemption from registration as an investment company under the Investment Company Act of 1940, as amended.
Our principal executive offices are located at 590 Madison Avenue, 33rd Floor, New York, NY 10022. Our telephone number is 1-212-547-2631, and our website address is www.brightspire.com.
HUMAN CAPITAL MANAGEMENT
As an internally managed and vertically integrated business, our management and operating functions are led by our executive officers, who contributed substantially to our investment, portfolio management, servicing, financial reporting and related operations. Our executive management team and human resources partner oversee our human capital resources and employment practices to ensure that an asset as important as our employees are strategically integrated with our goals and business plans as a commercial real estate mortgage REIT.
Our executive team includes Michael J. Mazzei, Chief Executive Officer; Andrew E. Witt, President and Chief Operating Officer; Frank V. Saracino, Chief Financial Officer, Treasurer and Executive Vice President; and David A. Palamé, General Counsel, Secretary and Executive Vice President. On December 31, 2022, we had 54 employees, all of which are full-time employees. Our employees are located throughout the United States as follows: 30 in New York, New York at our Headquarters, 19 in Los Angeles, California, one in Dallas, Texas, one in Atlanta, Georgia, one in Boston, Massachusetts and two in Florida. Prospectively, assuming re-election at the 2023 Annual Meeting, 50% of our Board will reflect gender diversity. In addition, since the internalization of employees from our former external manager in 2021, the Company has benefited from diversity in hiring practices across 23 new hires over this period (subject to certain departures from time to time), including six women, nine persons who identify as ethnically diverse and one person who identifies as part of the LGBTQ+ community. As a non-federal employer with less than 100 employees, the Company does not file an EEO-1 report.

Company Overview

Employee Matters and Culture
We are committed to maintaining a positive work environment in which employee accountability, growth, advancement, diversity, inclusion and equal employment opportunity are very important. We strive to recognize and reward noteworthy performance, evaluated through periodic (no less frequent than annual) reviews with each employee. We seek to attract and retain the most relevant and skilled employees by offering competitive compensation and benefits, including fixed and variable pay, including base salary, cash bonuses, equity-based compensation consistent with employee position and seniority, 401(k) matching and opportunities for merit-based increases.
We maintain policies that reinforce and enhance its commitment to high ethical standards, corporate governance and internal controls, to provide the best and most competitive service to our customers in order to enhance stockholder value. We promote a workplace that is free of harassment and discriminatory and retaliatory practices. In keeping with these priorities, we maintain an open-door policy for conflict management and require periodic (no less frequent than annual) interactive harassment prevention training for both managers and employees consistent with applicable state and local laws. We regularly re-evaluate our policies covering codes of ethics, corporate governance, disclosure controls, anti-discrimination, harassment, retaliation and related complaint procedures, insider trading, information technology, security incident and cybersecurity, and related party transaction activity.
We maintain a co-employer partnership with Trinet (a professional employer organization). Trinet administers pay and other employment services, allowing us to maximize human resource administration and enhance the diversity and strength of benefits provided to employees. Through Trinet, employees have access to an extensive health and wellness platform, including live, personal and mental health counseling, family, financial and career planning resources, as well as a broad-based marketplace offering technology products, travel, entertainment, dining, fitness and other services at significantly discounted prices.
Our Commitment to Charity
We maintain a commitment to corporate giving to national and local associations in the communities in which we live and conduct business. We support certain charitable matching of contributions made by employees, encouraging a unified culture acting together. Specifically, we implemented a charitable gift matching program through Groundswell, an enterprise philanthropy-as-a-service administrative partner, to support the eligible donations made by our employees to certified 501(c)(3) organizations in our local communities. In addition, our employees annually team up to support Toys for Tots and other charitable fundraising endeavors such as Cycle for Survival. Certain departments have worked together in volunteer efforts to give back to the community as well.

Company Overview

OUR INVESTMENT STRATEGY
Our objective is to generate consistent and attractive risk-adjusted returns to our stockholders. We seek to achieve this objective primarily through cash distributions and the preservation of invested capital. We believe our investment strategy provides flexibility through economic cycles to achieve attractive risk-adjusted returns. This approach is driven by a disciplined investment strategy, focused on:
➢    leveraging long standing relationships, our organization structure and the experience of the team;
➢    the underlying real estate and market dynamics to identify investments with attractive risk-return profiles;
➢    primarily originating and structuring CRE mortgage loans and selective investments in mezzanine loans and preferred equity with attractive return profiles relative to the underlying value and financial operating performance of the real estate collateral, given the strength and quality of the sponsorship;
➢    structuring transactions with a prudent amount of leverage, if any, given the risk of the underlying asset’s cash flows, attempting to match the structure and duration of the financing with the underlying asset’s cash flows, including through the use of hedges, as appropriate; and
➢    operating our net leased real estate investments and selectively pursuing new investments based on property location and purpose, tenant credit quality, market lease rates and potential appreciation of, and alternative uses for, the real estate.
The period for which we intend to hold our investments will vary depending on the type of asset, interest rates, investment performance, micro and macro real estate environment, capital markets and credit availability, among other factors. We generally expect to hold debt investments until the stated maturity and equity investments in accordance with each investment’s proposed business plan. We may sell all or a partial ownership interest in an investment before the end of the expected holding period if we believe that market conditions have maximized its value to us or the sale of the asset would otherwise be in the best interests of our stockholders.
Our investment strategy is flexible, enabling us to adapt to shifts in economic, real estate and capital market conditions and to exploit market inefficiencies. We may expand or change our investment strategy or target assets over time in response to opportunities available in different economic and capital market conditions. This flexibility in our investment strategy allows us to employ a customized, solutions-oriented approach, which we believe is attractive to borrowers and tenants. We believe that our diverse portfolio, our ability to originate, acquire and manage our target assets and the flexibility of our investment strategy positions us to capitalize on market inefficiencies and generate attractive long-term risk-adjusted returns for our stockholders through a variety of market conditions and economic cycles.
CORPORATE GOVERNANCE STRUCTURE & HIGHLIGHTS
The Company has adopted and maintains the following corporate governance features. The Board and management believe that having these additional stockholder-focused corporate governance elements emphases integrity, accountability and has the opportunity to enhance the Company’s business and value to stockholders.
➢    80%+ Majority Independent Directors.

As of the date hereof, the Company’s Board is comprised of six members, including our five independent directors, led by Catherine D. Rice, our Independent Chairperson, Vernon Schwartz, John Westerfield, Kim S. Diamond, Catherine F. Long and Michael J. Mazzei, the Company’s Chief Executive Officer. Prospectively, we will have six directors assuming re-election at the 2023 Annual Meeting, five of whom are independent. As a result, the Company’s Board currently and will reflect independent board membership of 83.3%. All of our NYSE-required Board committees consist solely of independent directors. Independent directors meet regularly in executive session (separate from management).

BrightSpire Capital Nominee
Board Independence
17%
83%
Independent (5)
Executive (1)

Company Overview

➢ Independent Chairperson.
Catherine D. Rice serves, and upon re-election will continue to serve, as the Independent Chairperson of the Company. Our Independent Chairperson promotes the independence of the Board, oversees management and facilitates open discussion and communication among the independent directors and management.

➢ Board Diversification and Refreshment.

BrightSpire Capital Nominee Board Diversity
50%
50%
Gender or Ethnic Diversity (3)
Other (3)

Importantly, since inception in 2018, gender and racial/ethnic diversity have been a priority of the Board. Assuming re-election at the 2023 Annual Meeting, 50% of the Board is and will be represented by female members. In addition, as set forth in the table below on page 16, our Board recognizes the benefits of multifaceted diversity, including the importance of having the right mix of skills, expertise, experience, fresh perspectives, and a commitment to continuously reviewing its capabilities.
➢ No Classified Board.
All of the Company’s directors stand for election annually.
➢ Majority Voting Standard for Election of Directors.
In uncontested elections, our Board will be elected by majority vote, with incumbent directors who are not re-elected being required to submit a resignation. A plurality voting standard will apply to contested elections.
➢ Stock Ownership Guidelines.
Pursuant to the Company’s stock ownership guidelines, ownership thresholds shall include: chief executive officer (5x base salary), other executive officers (3x base salary) and directors (5x annual cash retainer), subject to a 5-year grace period and which thresholds shall not count unexercised options or unearned performance awards.
➢ Clawback Policy.
The Company maintains a Clawback Policy with respect to recoupment of incentive payments.
➢ Independent Director Meetings.
Independent Directors meet regularly in executive session (separate from management).
➢ Anti-Hedging and Anti-Pledging Policy.
The Company adopted a robust policy on inside information and insider trading, to which all “covered persons” (as defined therein), including all directors and executive officers of the Company, are subject. In part, this policy strictly prohibits, at all times, the trading in call or put options involving the Company’s securities and other derivative securities; engaging in short sales of the Company’s securities; holding the Company’s securities in a margin account; all other hedging or monetization transactions related to the Company’s securities; and, except in limited circumstances, pledging the Company’s stock to secure margin or other loans.
➢ Separate Chairperson & CEO Leadership.
The roles of Chairperson and Chief Executive Officer are separate.

Company Overview

➢ Stockholder Right to Amend Company Bylaws.
The Company’s Fifth Amended and Restated Bylaws provide stockholders with the power, by the affirmative vote of a majority of all votes entitled to be cast, to adopt, alter or repeal any provision of such bylaws, and to make new bylaws, at a duly called annual meeting or special meeting of the stockholders and at which a quorum is present.
➢ Outside Advisor Guidance.
The Board and each committee have express authority to retain outside advisors, including (i) an independent compensation consultant to advise the Compensation Committee, and (ii) separate financial and legal advisors to represent the Special Committee.
➢ Compensation Review.
Independent Directors conduct an annual review of the CEO, other executive officers and Company performance.
➢ Board And Audit Committee Risk, Conflict & Cybersecurity Oversight.
The Board and Audit Committee engage in review and oversight of legal, risk, financial reporting, conflict management and cybersecurity systems and policies with the General Counsel and management on a periodic basis (no less frequently than quarterly). Policies subject to annual review and reaffirmation include: (i) Code of Business Conduct and Ethics; (ii) Code of Business Conduct and Ethics for Senior Financial Officers; (iii) Corporate Governance Guidelines; (iv) General IT and Security Policy (including information security and security incident response policies); (v) Insider Trading Policy; (vi) Related Party Transaction Policy; (vii) Stock Ownership Policy; (viii) Clawback Policy; (ix) Auditor Hiring Policy; (x) Audit and Non-Audit Pre-Approval Policy; and (xi) Complaint Procedures for Accounting and Audit Matters.
CYBERSECURITY
BrightSpire Capital considers its information and information systems to be valuable and vital assets and must be protected as such. BrightSpire Capital maintains policies and supporting procedures designed to help ensure the security and confidentiality of its information and information systems to ensure that information and information systems are properly protected from a variety of threats such as error, fraud, embezzlement, sabotage, terrorism, extortion, industrial espionage, privacy violation, service interruption, and natural disaster. Information is protected according to its sensitivity, value, and criticality with particular focus given to protecting personal identifying information, unpublished financial results and other data deemed proprietary to the Company. All BrightSpire Capital employees and service providers prioritize protecting and otherwise managing Company information assets, and recognize that information security is an important part of the Company’s business. Having recently internalized, the Company has focused on the following cybersecurity initiatives.
➢    Responsible Parties: The Company engaged a global leader in end-to-end technology solutions (the “BrightSpire IT Partner”) to advance and maintain a comprehensive cybersecurity program at BrightSpire Capital. We also hired a dedicated senior employee to lead IT oversight and functions, together with the Company’s Chief Financial Officer, General Counsel and aforementioned BrightSpire IT Partner. Benefits provided by the BrightSpire IT Partner include significant reduction in critical vulnerabilities, cost effective governance and risk services, current expertise/awareness to model, adapt to and mitigate new threats, leverage internal team resources to focus on business priorities, and effectively meet and manage evolving regulatory requirements in real time.
➢    Cybersecurity Program: The cybersecurity program includes: (i) implementation of hardware and software infrastructure; (ii) policies, processes and procedures (including network security, password and security incident response policies); (iii) employee education, training and periodic testing; and (iv) assessments of internal resources and external vendors and systems.
➢    Cloud Services: The Company migrated all company data and communication services to a best-in-class cloud-based service provider, security systems and protected environment. Employees working from home connect through a virtual private network (VPN).
➢    Security First Approach: Our cloud-based systems take a security first approach, including: (i) Perimeter Security (firewalls, antivirus, malware); (ii) Network Security (secure remote access, network patch management); (iii) Application Security (patch management, multi-factor authentication); (iv) Endpoint Security (email security/encryption, web filtering & URL defense, mobile device management); and (v) Data Security.

Company Overview

No Breaches. Since inception in January 2018, BrightSpire Capital has not experienced any material cybersecurity or information security breaches. The Company has not incurred any expenses due to information security breach penalties or settlements.
Cyber Liability Insurance. Through consultant driven data, analytics and peer benchmarking, the Company secured and maintains specific coverage to mitigate losses associated with cyber-attacks and other information security breaches, addressing both first-party and third-party losses from breach response, cyber extortion, data loss, business interruption, contingent business interruption, regulatory penalties, media liability, social engineering coverage, system failures and bricking/hardware replacement.
Cyber Systems Review. The BrightSpire IT Partner provides 24/7 oversight and services. Additionally, as part of the Company’s 2022 financial statement audit procedures (and previously 2021), EY, our independent financial auditor, conducted high-level inquiries of the Company’s management to understand key elements of our information security and cyber security policies, including cyber and information security risk, how the Company actively monitors its financial systems and networks, educates its workforce and others with access to financial information and systems, and how the Company reports these considerations on an ongoing basis to management and to the Board of Directors. For 2022, the Company did not engage EY to provide a separate independent audit or certification of our information and cyber security programs or their overall maturity against industry standards.
COMMITMENT TO ENVIRONMENTAL, SOCIAL & GOVERNANCE (ESG) INITIATIVES
The Company endeavors to conduct its commercial real estate lending and business practices in a manner informed and guided by the six Principles for Responsible Investment supported by the United Nations (the “PRI”). The six PRI provide a framework for consideration of environmental, social and governance (“ESG”) factors in portfolio management and investment decision-making. The six principles ask an investor, to the extent consistent with its fiduciary duties, to seek to: (1) incorporate ESG issues into investment analysis and decision-making processes; (2) be an active owner and incorporate ESG issues into its ownership policies and practices; (3) obtain appropriate disclosure on ESG issues by the entities in which it invests; (4) promote acceptance and implementation of the PRI within the investment industry; (5) work to enhance its effectiveness in implementing the PRI; and (6) report on its activities and progress toward implementing the PRI.
The Company aims to build a sustainable future by creating economic value, preserving resources and improving the communities in which we operate. Primarily focused on senior loan originations in a competitive commercial real estate finance environment, the Company is mindful that normative and positive screening of borrower, sponsor, partner, vendor and service provider commitment to ESG standards (including diversity, equity and inclusion, or DEI) may positively contribute to the credit, risk and performance profile of the Company’s investments.
As a result, the Company has implemented diligence and periodic review protocols of business counterparties, including borrowers and sponsors to (i) better understand counterparty commitments made to ESG initiatives and, (ii) in return, educate and highlight to counterparties the relevance of ESG initiatives to the Company. In addition, the Company’s investment and portfolio management teams (x) diligence and evaluate the extent that environmental and sustainability initiatives are implemented by our borrowers/sponsors and in our target loan assets and (y) report findings, if applicable, in our investment committee materials.
Specifically, the Company is guided by the following goals:
➢    Diligence Priorities: Focus on sustainability certifications, energy management, air quality management, water and site management, natural and environmental concerns, and DEI policies, including governance codes of conduct (including anti-discrimination and harassment principles), unconscious bias and other training, and hiring, retention and leadership practices
➢    Efficiently Manage Resources: Integrate leading ESG practices throughout our operations while collaborating with service providers, tenants and communities
➢    Lead Transparently: Better understand counterparty commitment, measure and manage our business operations to improve environmental and financial performance
➢    Create a Positive Impact: Make a positive, lasting impact in our global communities by working to improve the health and well-being of our employees and supporting charitable activities, including through a commitment to diversity, equity and inclusion in hiring and engagement practices

Company Overview

➢    Invest Responsibly: Build a resilient portfolio that reduces risks and recognizes opportunities to preserve resources while enhancing economic value
The Company continues to consider social, governance and DEI principles in its own business development, governance and hiring practices, as discussed above in Human Capital Management section on pages 8-9 and Corporate Governance Structure and Highlights section on pages 10-12.
STOCKHOLDER ENGAGEMENT
We value our stockholders’ perspectives on our business and interact with stockholders through numerous engagement activities. These engagement activities, and the perspectives we learn, are informative and helpful to us in our ongoing efforts managing the business. Throughout 2022, members of executive management had meetings with Company stockholders, shareholder service firms and investment stewardship groups, including but not limited to our largest stockholders. The (i) implementation of the 2022 Annual Incentive Plan (and associated financial performance metrics) and allocation of performance restricted stock units as part of our 2023 equity grants to named executive officers, each as described in further detail in the Compensation Discussion & Analysis below, (ii) enhanced portfolio and asset disclosures in our publicly filed periodic reports, (iii) diversified investment strategy targeting smaller balance first mortgage loans, and (iv) our defensive posture in the current market, are each examples of strategic and/or business development efforts influenced by such communications.
Our Investor Relations department is the contact point for stockholder interaction with the Company. For questions concerning Investor Relations, please call +1-310-829-5400 or e-mail us from the Contact Us/Email Alerts page of the “Shareholders” section available on our website at www.brightspire.com.
You should rely only on the information provided in this Proxy Statement. We have not authorized anyone to provide you with different or additional information. You should not assume that the information in this Proxy Statement is accurate as of any date other than the date of this Proxy Statement or, where information relates to another date set forth in this Proxy Statement, then as of that date.

Proposal No. 1: Election of Directors

PROPOSAL NO. 1:    Election Of Directors
Our Board currently consists of six members. Based on the recommendation of the Nominating and Corporate Governance Committee, our Board has unanimously recommended that the following six persons be elected to serve on our Board from and after the 2023 Annual Meeting and until the 2024 annual meeting of stockholders and until his or her successor is duly elected and qualified: Catherine D. Rice, Kim S. Diamond, Catherine Long, Vernon B. Schwartz, John E. Westerfield, and Michael J. Mazzei. Mses. Rice, Diamond and Long and Messrs. Schwartz, Westerfield and Mazzei are all current directors of the Company.
The Board recognizes the value of diversity in Board composition, including personal factors such as gender, race, ethnicity, as well as professional characteristics such as a director’s industry, area of expertise and geographic location, each as noted in further detail on page 16 below. Refreshment and new perspectives are a priority of the Board, as reflected in the more recent appointments of Kim Diamond and Catherine Long in 2021. The Board will continue to evaluate board composition, including new candidates of racial/ethnic diversity in the upcoming year.
Our Board has affirmatively determined that the following five director nominees are “independent” directors under the rules of the NYSE and under applicable rules of the U.S. Securities and Exchange Commission (the “SEC”): Catherine D. Rice, Kim S. Diamond, Catherine Long, Vernon B. Schwartz, and John E. Westerfield. Upon election at the 2023 Annual Meeting, 83.3% of the Board will be represented by independent directors.
Our Board knows of no reason why any nominee would be unable to serve as a director. If any nominee is unavailable for election or service, the Board may designate a substitute nominee and the persons designated as proxy holders on the proxy card will vote for the substitute nominee recommended by the Board, or the Board may, as permitted by our bylaws, decrease the size of our Board.
Vote Required and Recommendation
The affirmative vote of a majority of the total votes cast for and against each nominee for director at the meeting is required for the election of such nominee as a director. For the purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs) – How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES IDENTIFIED ABOVE.

Board of Directors

BOARD OF DIRECTORS
The following sets forth certain information concerning our director nominees. The director nominees listed below are leaders in business as well as in the real estate and financial communities because of their intellectual acumen and analytic skills, strategic vision and their records of accomplishments. Each director nominee has been nominated to stand for re-election in part because of his or her ability and willingness to evaluate and support the implementation of our strategies. The Nominating and Corporate Governance Committee recommended each director nominee to serve on the Board until the 2024 annual meeting of stockholders and until their successors are duly elected and qualified.
The tables and biographies below address the diverse skills of each director nominee and includes each director nominee’s name, principal occupation, business history and certain other information, including the specific experience, qualifications, attributes and skills that led our Board to conclude that each such person should serve as a director of the Company.

					COMMITTEE
	AGE (1)	DIRECTOR	INDEPENDENCE		MEMBERSHIPS (2)
NAME		SINCE	STATUS	OCCUPATION	AC	CC	NCG
Catherine D. Rice (3)	63	2018	Yes	Private Investor; Former Senior Managing Director of W.P. Carey	M, E
Kim S. Diamond	58	2021	Yes	Former Founding Executive of Kroll Bond Rating Agency		M	M
Catherine Long	66	2021	Yes	Former Chief Financial Officer of Store Capital, Inc.	C, E		M
Vernon B. Schwartz	72	2018	Yes	Private Investor; Former Executive Vice President iStar	M, E	C
John E. Westerfield	64	2018	Yes	Chief Executive Officer of Mitsui Fudosan America, Inc.		M	C
Michael J. Mazzei	61	2020	No	Chief Executive Officer of BrightSpire Capital, Inc.
____________
(1)    As of March 21, 2023
(2)    Membership effective upon re-election
(3)    Independent Chairperson

AC Audit Committee	CC Compensation Committee	NCG Nominating and Corporate Governance Committee
C Committee Chair	M Committee Member	E Audit Committee Financial Expert
Board Of Directors Diversity Table

Catherine D. Rice	Kim S. Diamond	Catherine Long	Vernon B. Schwartz	John E. Westerfield	Michael J. Mazzei
Independent Director	✓	✓	✓	✓	✓	
Gender Diversity	✓	✓	✓			
Ethnic Diversity						
BRSP Board Tenure (years)	5	~1.5	~1.5	5	5	3
Business Leadership	✓	✓	✓	✓	✓	✓
Public Company Executive/Manager	✓		✓	✓		✓
Director of Other Public Company/Filer	✓			✓		✓
Corporate Governance	✓	✓	✓	✓	✓	✓
Strategy & Operations	✓	✓	✓	✓	✓	✓
REIT/Real Estate	✓	✓	✓	✓	✓	✓
Legal/Regulatory	✓	✓	✓			✓
Financial/Accounting	✓	✓	✓	✓	✓	✓
Credit/ Risk Oversight	✓	✓	✓	✓	✓	✓
Digital/ Technology /Cybersecurity		✓

Board of Directors

CATHERINE D. RICE Independent Chairperson Director since 2018 Committee Membership ● Audit Committee
Catherine D. Rice. Catherine D. Rice is the Independent Chairperson of our Board. Ms. Rice has served as a director of RMG Acquisition Corporation III, a NASDAQ publicly listed company (NASDAQ: RMGCU), since its initial public offering in February 2021, and as a member of the Board of Trustees of Urban Edge Properties, a New York Stock Exchange publicly listed company (NYSE: UE), since March 2023. Ms. Rice served as a director and audit committee member at Store Capital Corporation, a New York Stock Exchange publicly listed company (NYSE: STOR), from November 2017 until its privatization in February 2023. Ms. Rice has over 30 years of experience in the real estate capital and investment markets and in the management and operation of public and private real estate companies.
From June 2015 to February 2016, Ms. Rice was Senior Managing Director of W.P. Carey Inc. (“W.P. Carey”), a New York Stock Exchange publicly listed company (NYSE: WPC), one of the largest public global net-lease REITs. Prior to that role, from March 2013 to June 2015, Ms. Rice was Managing Director and Chief Financial Officer of W.P. Carey. While at W.P. Carey, Ms. Rice completed a comprehensive reorganization of the finance, accounting, and IT functions as well as the development of the investor relations and capital markets areas to facilitate the company’s growth plan. She was responsible for financial strategy, public capital-raising initiatives and company-wide strategic evaluation, and was also a member of the operating and investment committees.
Prior to joining W.P. Carey, Ms. Rice was a partner and a Managing Director at Parmenter Realty Partners, a private real estate investment firm focused on distressed and value-add properties in the southern regions of the U.S. Her responsibilities included both capital raising and investing for the firm’s fourth fund. Prior to that, Ms. Rice was the Chief Financial Officer of iStar Inc. (“iStar”) (NYSE: STAR), a publicly traded finance company focused on the commercial real estate industry, where she was responsible for financial strategy and capital-raising initiatives, financial reporting and investor relations.
Ms. Rice spent the first 16 years of her career as a professional in the real estate investment banking groups of Merrill Lynch, Lehman Brothers and Banc of America Securities. During her career as an investment banker, she was involved in numerous capital-raising and strategic advisory transactions, including REIT IPOs, public and private debt and equity offerings, mergers and acquisitions, leveraged buyouts, and asset and corporate acquisitions and dispositions.
Ms. Rice received a Bachelor of Arts degree from the University of Colorado and a Master of Business Administration from Columbia University.
Consideration for Ms. Rice's Recommendation: Ms. Rice’s extensive real estate and capital markets experience, her prior leadership as a chief financial officer of real estate and finance focused publicly listed companies, as well as her current and past service on the boards of real estate investment trusts and other real estate-based organizations, highlights her value to continue serving as an independent director and Chairperson of the Company.

Board of Directors

KIM S. DIAMOND Independent Director Director since 2021 Committee Membership ● Compensation Committee ● Nominating & Corporate Governance Committee
Kim S. Diamond. Kim S. Diamond is an independent director of the Company. Ms. Diamond has over 30 years of experience in the commercial real estate capital and structured finance debt capital markets industries.
Prior to becoming a board member, Ms. Diamond was a Founding Principal and Head of Structuring and Credit at Crescit Capital Strategies (“Crescit”), a middle-market, commercial real estate debt fund from July 2017 until August 2021.
Before joining Crescit, Ms. Diamond was a Founding Executive and Senior Managing Director at Kroll Bond Rating Agency, Inc. (“KBRA”). As a member of the KBRA executive team, Ms. Diamond played a pivotal role in the establishment, growth and ultimate sale of the start-up ratings firm. In addition to running all aspects of KBRA’s Structured Finance Ratings group, Kim was a member of the firm’s policy committee.
Prior to joining KBRA, Ms. Diamond was a Managing Director at Standard and Poor’s (“S&P”). As an early member of S&P’s CMBS group, Ms. Diamond participated with other industry veterans in developing the standards and criteria that became the foundation for the US CMBS business. Ms. Diamond served as Practice Leader of S&P’s U.S. Commercial Mortgage Ratings Group and also helped develop S&P’s International CMBS and other Structured Finance efforts via short term management positions in the firm’s Melbourne, Australia and London, England offices. Ms. Diamond also served as the Interim Head of Structured Finance Ratings for S&P’s Asia/Pacific region in Tokyo, Japan.
Ms. Diamond has served on the Board of Governors of the Commercial Real Estate Finance Council (“CREFC”), where she held positions as Programming Chair, Membership Chair and Treasurer and has been a recipient of the trade association’s prestigious Founder’s Award. She has also served on the Commercial Board of Governors (“COMBOG”) for the Mortgage Bankers Association (“MBA”).
Ms. Diamond currently serves as an advisory board member of Ai SPARK, a start-up commercial real estate fintech firm and Great One Digital Holdings, the parent company of fintech start-ups GreatX and HOMZ Global, and is an adjunct professor at New York University’s School of Professional Studies Schack Institute of Real Estate.
Ms. Diamond received a Bachelor of Arts degree from Cornell University and a Master of Business Administration from Columbia University.
Consideration for Ms. Diamond’s Recommendation: Ms. Diamond’s extensive knowledge of commercial real estate credit, structured finance and risk management and oversight, her executive leadership and founding role in real estate related organizations, together presents a distinguishable skill set and positions her strongly to continue forward as an independent director of the Company.

Board of Directors

CATHERINE LONG Independent Director Director since 2021 Committee Membership ● Audit Committee (Chair) ● Nominating & Corporate Governance Committee
Catherine Long. Catherine Long is an independent director of the Company. Ms. Long has over 30 years of accounting, operating and financial management expertise.
Most recently, Ms. Long was one of the founders of STORE Capital Corporation (NYSE: STOR), an internally managed net-lease real estate investment trust formed in 2011 to focus on single tenant operational real estate of middle market companies across the United States. Ms. Long served as STORE’s Executive Vice President – Chief Financial Officer, Treasurer and Assistant Secretary from its inception in May 2011 until November 2021. As Chief Financial Officer, her responsibilities included financial planning, asset-liability management, treasury, accounting and controls, and serving on STORE’s executive investment committee.
Prior to co-founding STORE, Ms. Long was Chief Financial Officer, Senior Vice President and Treasurer of Spirit Realty Capital, Inc. (“Spirit”) from its inception in August 2003 to February 2010. Prior to Spirit, Ms. Long served in various capacities with the Franchise Finance Corporation of America (“FFCA”) and its successor, GE Capital Franchise Finance. Ms. Long was also FFCA’s Principal Accounting Officer and actively participated in FFCA’s real estate limited partnership rollup, as well as numerous securitization transactions and business combinations. Prior to her employment with FFCA, Ms. Long was a senior manager specializing in the real estate industry with the international public accounting firm of Arthur Andersen in Phoenix, Arizona.
Ms. Long was named CFO of the Year in 2008 by the Arizona chapter of Financial Executives International. From December 2019 to November 2021, Ms. Long served on the board of directors and audit committee of Oaktree Real Estate Income Trust, Inc., a non-traded, externally-managed REIT, formed to invest in income-producing commercial real estate assets and debt, primarily in the office, multifamily and industrial sectors. She received a Bachelor of Science in accounting with high honors from Southern Illinois University and has been a certified public accountant since 1980.
Consideration for Ms. Long's Recommendation: Ms. Long’s career has been highlighted by a longstanding commitment to financial management, accounting and operating discipline and expertise, previously as a founder and chief financial officer of a New York Stock Exchange publicly traded real estate investment trust for 10+ years. With this prior financial expertise and executive experience in the real estate industry, Ms. Long is well positioned to serve as an independent director of the Company.

Board of Directors

VERNON B. SCHWARTZ Independent Director Director since 2018 Committee Membership ● Compensation Committee (Chair) ● Audit Committee
Vernon B. Schwartz. Vernon B. Schwartz is an independent director of the Company. Mr. Schwartz was an independent director of NorthStar Real Estate Income Trust, Inc. and a member of its Audit Committee, positions he held between March 2016 and January 2018. Mr. Schwartz served as Executive Vice President at iStar from 2005 to February 2017, where he was responsible for managing a portfolio of real estate investments, including iStar’s condominium portfolio and its European assets. He has also served as President of AutoStar, iStar’s platform focused on the auto dealership market.
Mr. Schwartz has been active in real estate investment and development for almost 30 years. Previously, Mr. Schwartz was a founding partner and Chief Executive Officer of Falcon Financial, the predecessor of AutoStar before it was acquired by iStar in 2005. Prior to forming Falcon Financial, Mr. Schwartz was the Chief Executive Officer of Soros Real Estate Advisors, the advisor to Quantum Realty Partners, an offshore real estate investment fund sponsored by George Soros and Paul Reichmann. Mr. Schwartz previously served as Chairman, President and Chief Executive Officer of Catellus Development Corporation, the largest private landowner in the state of California, and also held executive positions at both Bank of Montreal and The Hahn Company, a developer, owner and operator of regional shopping centers.
Mr. Schwartz has a Bachelor of Commerce in Economics and a Master of Business Administration from the University of the Witwatersrand in Johannesburg, South Africa.
Consideration for Mr. Schwartz's Recommendation: Mr. Schwartz’s strengths include his knowledge of the real estate investment and finance industries, including his extensive experience in real estate development and portfolio management, both domestically and internationally. With prior executive experience for real estate related companies and his relevant real estate investment acumen, Mr. Schwartz is recommended to serve as an independent director of the Company.

Board of Directors

JOHN E. WESTERFIELD Independent Director Director since 2018 Committee Membership ● Nominating & Corporate Governance Committee (Chair) ● Compensation Committee
John E. Westerfield. John E. Westerfield is an independent director of the Company. Mr. Westerfield serves as Chief Executive Officer of Mitsui Fudosan America, Inc. (“MFA”) and is a member of MFA’s board of directors. MFA is the U.S. subsidiary of Mitsui Fudosan Group, a publicly listed real estate company in Japan. Mr. Westerfield was appointed Chief Executive Officer of MFA in April 2015 after serving as Senior Advisor to MFA’s Board of Directors from 2012 to 2015.
Mr. Westerfield spent the majority of his career as a managing director at Morgan Stanley, having joined the firm in 1985 upon graduation from business school. At Morgan Stanley, Mr. Westerfield worked in numerous roles in investment banking, fixed income and investment management, all with a specialization in commercial real estate finance and investment. In his last role at Morgan Stanley, Mr. Westerfield had responsibility for the firm’s global commercial mortgage finance business. Upon retirement from Morgan Stanley in June 2008, Mr. Westerfield formed and managed Braddock Capital Management LLC, a private company which invested in REITs and commercial real estate related assets, including various office, industrial, multi-family rental and condominium development projects, primarily in the New York area.
Mr. Westerfield received a Master of Business Administration from Harvard Business School in 1985 and a Bachelor of Arts in Government from Dartmouth College in 1981.
Consideration for Mr. Westerfield’s Recommendation: Mr. Westerfield's extensive knowledge of commercial real estate finance and investment, continuing leadership as a chief executive officer of a prominent U.S. focused real estate investment business, and expertise in strategic business planning and investment strategy, highlight attributes qualifying him to serve as an independent director of the Company.

Board of Directors

MICHAEL J. MAZZEI Director (Executive) Director since 2020
Michael J. Mazzei. Michael J. Mazzei is the Company's Chief Executive Officer and a member of our Board. Since April 2020, Mr. Mazzei has led and overseen our operations, including investment and credit risk, capital raising and relationship management activities among stockholders, clients, partners, financing counterparties, research analysts and rating agencies.
Mr. Mazzei served as a member of the board of directors of Ladder Capital Corp, (“Ladder”) from June 2017 through March 2020. Previously, Mr. Mazzei served as President of Ladder from June 2012 through June 2017. From September 2009 to June 2012, Mr. Mazzei served as Global Head of the CMBS and Bank Loan Syndication Group at Bank of America Merrill Lynch.
Prior to that, Mr. Mazzei served as Co-Head of CMBS and Commercial Real Estate Debt Markets at Barclays Capital from March 2004 to June 2009. Prior to Barclays Capital, Mr. Mazzei spent 20 years at Lehman Brothers, including 18 years in commercial real estate finance-related functions. Having started in commercial mortgage trading in 1984, Mr. Mazzei became the head of CMBS in 1991 and served as the Co-Head of Global Real Estate Investment Banking from March 2002 to February 2004.
Mr. Mazzei received a Bachelor of Science from Baruch College and a Juris Doctor from St. John’s University School of Law, and is a graduate of the New York University Real Estate Institute.
Consideration for Mr. Mazzei’s Recommendation: Mr. Mazzei’s over 35 years of experience in commercial real estate finance and having served as executive officer, director and in other senior leadership positions at a series of commercial real estate financing and banking institutions qualify him to serve as a director of the Company.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”
EACH OF THE NOMINEES IDENTIFIED ABOVE.

Executive Officers

EXECUTIVE OFFICERS

The following sets forth certain information concerning our executive officers. Our executive officers are appointed annually by our Board.

NAME	AGE (1)	POSITION
Michael J. Mazzei	61	Chief Executive Officer
Andrew E. Witt	45	President & Chief Operating Officer
Frank V. Saracino	56	Chief Financial Officer, Treasurer and Executive Vice President
David A. Palamé	45	General Counsel, Secretary and Executive Vice President
____________
(1)    As of March 21, 2023
Michael J. Mazzei. See biography in “Board of Directors” above.
Andrew E. Witt. Andrew E. Witt is our President and Chief Operating Officer, leading our business, investment management and operations capacities since 2019. From May 2020 to May 2021, Mr. Witt served as a member of our Board. From February 2020 until his appointment as Chief Operating Officer in April 2020, Mr. Witt served as our interim President and Chief Executive Officer.
Previously, Mr. Witt served as Managing Director and Chief Operating Officer of Global Credit at Colony Capital, Inc. (“Colony Capital”) until April 2021. In his roles at Colony Capital, Mr. Witt primarily focused on credit related operations and initiatives, including product development, investor relations and marketing of private offerings globally. Prior to taking on this most recent role, he served as an investment professional responsible for the identification, evaluation, and consummation of real estate related investments. Mr. Witt also served as an Executive Vice President of Colony American Homes where he was responsible for overseeing investments in single family residential property which culminated in the acquisition of nearly 20,000 homes.
Prior to joining Colony Capital in 2007, Mr. Witt founded and managed a business in the industrial medicine sector. Mr. Witt received his Master of Business Administration from the University of Southern California and Bachelor of Arts in International Relations with a focus on International Economics from Stanford University. Mr. Witt was also a member of the 2000 U.S. Men’s Volleyball Olympic Team.
Frank V. Saracino. Frank V. Saracino serves as our Chief Financial Officer, Treasurer and Executive Vice President. Previously, he served as our Chief Accounting Officer between November 2018 and December 2020.
Previously, Mr. Saracino served as Managing Director at Colony Capital until April 2021, where he was responsible for the financial accounting and reporting for certain Colony Capital managed real estate investment trusts and vehicles as Chief Financial Officer, which he had performed since August 2015.
Prior to joining a predecessor of the Colony business in 2015, Mr. Saracino was a Managing Director with Prospect Capital Corporation where he served from inception as Chief Financial Officer of its real estate investment trust subsidiaries and registered closed-end investment companies. From 2008 to 2012, Mr. Saracino was a Managing Director and America’s co-head of finance at Macquarie Group, and 2004 to 2008 he was Chief Accounting Officer of eSpeed, Inc., a publicly-traded subsidiary of Cantor Fitzgerald.
Mr. Saracino started his career at Coopers & Lybrand during which period he became a certified public accountant, and subsequently worked in corporate finance at Deutsche Bank. Mr. Saracino holds a Bachelor of Science from Syracuse University.
David A. Palamé. David Palamé is our General Counsel and Secretary, having served in such capacity since the Company’s inception in January 2018. Mr. Palamé is responsible for legal, administrative, regulatory and compliance activities, corporate secretarial and other support for the Company’s business. Mr. Palamé also serves as Executive Vice President of the Company and the chief compliance officer of the Company’s registered investment advisor, BrightSpire Capital Advisors, LLC.
Previously, Mr. Palamé served as Managing Director, Deputy General Counsel of Colony Capital until April 2021, where he was responsible for global legal, private capital formation, investment allocation and support for Colony Capital. Prior to joining Colony Capital in 2007, Mr. Palamé was an associate with the law firm of Sullivan & Cromwell LLP and previously served as a law clerk to the Honorable William J. Rea, United States District Court for the Central District of California at Los Angeles.

Executive Officers

Mr. Palamé received a Bachelor of Arts from the State University of New York at Buffalo and a Juris Doctor from the University of Pennsylvania Law School, where he served on the board of officers of the University of Pennsylvania Law Review.

Corporate Governance

CORPORATE GOVERNANCE
CORPORATE GOVERNANCE GUIDELINES, CODES OF ETHICS AND COMMITTEE CHARTERS
We are committed to strong corporate governance practices and, as such, we have adopted our Corporate Governance Guidelines and Codes of Ethics discussed below to enhance our corporate governance effectiveness. Our Board maintains charters for all Board committees. These guidelines, codes and our committee charters are available on our website at www.brightspire.com under the heading “Shareholders—Corporate Governance.” You can also receive a copy of our Corporate Governance Guidelines and Codes of Ethics, without charge, by writing to the General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022.
Our Corporate Governance Guidelines are designed to assist our Board in exercising its responsibilities. Our Corporate Governance Guidelines govern, among other things, Board composition, Board member qualifications, responsibilities and education, management succession and self-evaluation. Our Code of Business Conduct and Ethics relates to the conduct of our business by our employees, officers and directors. We seek to maintain high standards of ethical business practices and compliance with all laws and regulations applicable to our business, including those related to doing business outside the United States. Our Code of Business Conduct and Ethics is designed to avoid situations in which personal interests’ conflict, or have the appearance of conflicting, with those of the Company. Among other things, our Code of Business Conduct and Ethics prohibits our directors, executive officers and employees, among other persons (“covered persons”), from providing gifts, meals or anything of value to government officials or employees or members of their families in connection with our business without prior written approval from the Company’s General Counsel or Chief Executive Officer. We have also adopted a Code of Ethics for Senior Financial Officers, which applies to our Chief Executive Officer, Chief Financial Officer and other senior financial and accounting officers of the Company performing similar functions who have been identified by the Chief Executive Officer from time to time. Any waiver of the Code of Business Conduct and Ethics for our executive officers or directors may be made only by the Audit Committee or another committee of the Board of Directors comprised solely of independent directors or a majority of independent directors. We will disclose on our website any amendments to our Corporate Governance Guidelines, Codes of Ethics or committee charters or waivers from our Codes of Ethics applicable to any of our directors and executive officers that would otherwise be required to be disclosed under the rules of the SEC or the NYSE.
DIRECTOR INDEPENDENCE
Of our six directors being nominated for re-election by our Board, our Board has affirmatively determined that Mses. Rice, Diamond and Long and Messrs. Schwartz and Westerfield are independent under the NYSE rules and under applicable rules of the SEC. In determining director independence, our Board reviewed, among other things, any transactions or relationships that currently exist or that have existed since our incorporation, between each director and the Company and its subsidiaries, affiliates and equity investors, independent auditors or members of senior management. In particular, our Board reviewed current or recent business transactions or relationships or other personal relationships between each director and the Company, including such director’s immediate family and companies owned or controlled by the director or with which the director was affiliated. The purpose of this review was to determine whether any such transactions or relationships failed to meet any of the objective tests under the NYSE rules for determining independence or were otherwise sufficiently material as to be inconsistent with a determination that the director is independent.
BOARD LEADERSHIP STRUCTURE
Our Board believes it is important to select its Chairperson and the Company’s Chief Executive Officer in the manner it considers to be in the best interests of the Company at any given point in time. The members of our Board possess considerable and diversified business experience and in-depth knowledge of the issues the Company faces, and are therefore in the best position to evaluate the needs of the Company and how best to organize the Company’s leadership structure to meet those needs.
After careful consideration, our Board believes that the most effective leadership structure for the Company is to maintain separate the roles of Chairperson and Chief Executive Officer. Currently, Ms. Catherine D. Rice serves as our Chairperson and Mr. Mazzei serves as our Chief Executive Officer.
The Nominating & Corporate Governance Committee and Board have nominated Ms. Rice to continue to serve as Independent Chairperson upon re-election at the 2023 Annual Meeting, and believes we will benefit from her independence, experience, knowledge, leadership and vision. Our Board believes that having Mr. Mazzei as Chief Executive Officer, with over 35 years of experience in commercial real estate finance and having served as executive officer, director and in other senior

Corporate Governance

leadership positions at a series of commercial real estate financing and banking institutions, best serves the interests of the Company. Our Board periodically evaluates the Company’s leadership structure and will periodically evaluate the Chairperson and Chief Executive Officer positions, including determining whether the separate roles continue to serve the best interests of the Company.
INDEPENDENT CHAIRPERSON
To promote the independence of our Board and appropriate oversight of management, Ms. Rice has served as Independent Chairperson since May 2021 to facilitate free and open discussion and communication among the independent directors of our Board and management. The Nominating & Corporate Governance Committee and Board has nominated Ms. Rice to serve as Independent Chairperson of the Company upon re-election. Since inception in January 2018 until May 2021, Ms. Rice previously served as lead independent director. The Independent Chairperson shall handle comprehensive responsibilities leading the Board as well as preside at all executive sessions at which only non-management directors are present. These meetings are held in conjunction with the regularly scheduled quarterly meetings of our Board, but may be called at any time by our Independent Chairperson or any of our other independent directors. In 2022, our independent directors met six (6) times in executive session without management present following Board and/or committee meetings and met outside of regularly scheduled Board and committee meetings on certain occasions. If applicable, our Independent Chairperson will discuss issues that arise during those meetings with our Chief Executive Officer. Our Independent Chairperson also discusses Board meeting agendas with our Secretary and may request the inclusion of additional agenda items for meetings of our Board. Since establishing the Independent Chairperson role, the Company will not maintain a separate additional lead independent director role.
BOARD’S ROLE IN RISK OVERSIGHT
Risk is inherent with every business and how well a business manages risk can ultimately determine its success. Our management team is responsible for our risk exposures on a day-to-day basis by identifying the material risks we face (including, but not limited to, legal, regulatory and cybersecurity risks), implementing appropriate risk management strategies that are responsive to our risk profile, integrating consideration of risk, risk ratings and risk management into our decision making process and, if necessary, promulgating policies and procedures to ensure that information with respect to material risks is communicated to our Board. Our Board, as a whole and through its committees, has the responsibility to oversee and monitor these risk management processes by informing itself of material risks and evaluating whether management has reasonable controls in place to address the material risks. Our Board is not responsible, however, for defining or managing our various risks. Our Board is regularly informed by management of potential material risks and activities related to those risks at Board and/or committee meetings. Members of our management team generally attend all Board meetings and are readily available to our Board to address any questions or concerns raised by our Board on risk management and any other matters.
Our Audit Committee assists the Board’s oversight of the integrity of our financial statements and financial reporting process, our compliance with legal and regulatory requirements, the qualifications and independence of our independent registered public accounting firm, and the performance of our internal audit function and independent registered public accounting firm. In addition, the Audit Committee has established and maintains procedures for the receipt of complaints and submissions of concerns regarding accounting and auditing matters. Pursuant to its charter, the Audit Committee also considers our policies with respect to financial reporting risk assessment and risk management.
In addition, the Compensation Committee also ensures that compensation plans are designed with an appropriate balance of risk and reward in relation to the Company’s overall business strategy and do not encourage excessive or unnecessary risk taking behavior.

Corporate Governance

VOTING STANDARD FOR ELECTION OF DIRECTORS
Our bylaws provide that, in any uncontested election of directors, a director nominee will be elected by a majority of all of the votes cast for and against such nominee at a meeting of stockholders duly called and at which a quorum is present. If in any uncontested election of directors an incumbent director does not receive a majority of the votes cast by stockholders entitled to vote with respect to the election of that director, our Corporate Governance Guidelines require such director to tender his or her resignation within three days after certification of the results. To the extent that one or more directors’ resignations are accepted by the Board, the Nominating and Corporate Governance Committee will recommend to the Board whether to fill such vacancy or vacancies or to reduce the size of the Board. In any contested election of directors, directors will be elected by a plurality of votes cast at a meeting of stockholders.
DIRECTORS OFFER OF RESIGNATION POLICY
Our Corporate Governance Guidelines provide that, whenever a member of the Board (i) accepts a position with a company that is competitive to the business(es) then engaged in by the Company or (ii) violates the Company’s Code of Business Conduct and Ethics, Corporate Governance Guidelines or any other Company policy applicable to the members of the Board from time to time, he or she shall offer his or her resignation to the Nominating and Corporate Governance Committee. The director shall be expected to act in accordance with the Nominating and Corporate Governance Committee’s recommendation in this regard.
DIRECTOR NOMINATION PROCEDURES
The Board has adopted the charter of the Nominating and Corporate Governance Committee that sets forth the criteria to be used for considering potential director candidates. The criteria further the Nominating and Corporate Governance Committee’s goal of ensuring that our Board consists of a diversified group of qualified individuals that function effectively as a group. The policy provides that qualifications and credentials for consideration as a director nominee may vary according to the particular areas of expertise being sought as a complement to the existing composition of the Board. However, at a minimum, candidates for director must have the highest personal and professional integrity, a demonstrated exceptional ability and judgment and an ability to be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the Company and its stockholders.
In addition to the aforementioned qualifications, the Nominating and Corporate Governance Committee shall assess the nominee’s independence and may consider, among other things, the following, all in the context of an assessment of the perceived needs of the Board at that time:
➢    diversity, age, background, skill and experience;
➢    personal qualities, high ethical standards and characteristics, accomplishments and reputation in the business community;
➢    knowledge and contacts in the communities in which the Company conducts business and in the Company’s industry or other industries relevant to the Company’s business;
➢    ability and willingness to devote sufficient time to serve on the Board and committees of the Board;
➢    knowledge and expertise in various areas deemed appropriate by the Board; and
➢    fit of the individual’s skills, experience and personality with those of other directors in maintaining an effective, collegial and responsive Board.
The Nominating and Corporate Governance Committee will seek to identify director candidates based on input provided by a number of sources, including (a) Nominating and Corporate Governance Committee members, (b) other members of the Board and (c) stockholders of the Company. All candidates submitted by stockholders will be evaluated in the same manner as all other director candidates, provided that the advance notice and other requirements set forth in our bylaws have been followed. The Nominating and Corporate Governance Committee also has the authority to consult with or retain advisors or search firms as it deems necessary or appropriate in its sole discretion, including any search firm to assist in the identification of qualified director candidates; however, we do not currently employ a search firm, or pay a fee to any other third party, to locate qualified director candidates.

Corporate Governance

COMMUNICATIONS WITH OUR BOARD
Our Board has established a process to receive communications from interested parties, including stockholders. Interested parties may contact the Independent Chairperson or any other member or all members of our Board by writing to any of them at c/o General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022. All such communications received by the office of our General Counsel will be opened solely for the purpose of determining whether the contents represent a message to our directors. Any contents that are not in the nature of advertising, promotions of a product or service or patently offensive material will be forwarded promptly to the addressee(s). The Independent Chairperson will decide what action should be taken with respect to the communication, including whether such communication should be reported to the Board.
POLICY FOR REVIEW OF RELATED PERSON TRANSACTIONS
Pursuant to our Audit Committee’s charter, our Audit Committee must review reports and disclosures of related party transactions and consider any potential conflicts of interest involving our executive officers or any member of our Board. The Audit Committee must review and consider for approval any related party transaction between us and any executive officer or director. When reviewing and evaluating a related party transaction, our Audit Committee may consider, among other things, any effect a transaction may have upon a director’s independence, whether the transaction involves terms and conditions that are no less favorable to us than those that could be obtained in a transaction between us and an unrelated third party and the nature of any director’s or officer’s involvement in the transaction. In the event any such related party transaction involves a member of the Audit Committee, the transaction must be approved by a majority of the disinterested members of the Audit Committee.
To facilitate our Audit Committee’s review of related party transactions, on an annual basis, each director and executive officer is obligated to complete a director and officer questionnaire which requires disclosure of any transactions with us in which the director or executive officer or any member of his or her immediate family, has an interest. In addition, pursuant to our Code of Business Conduct and Ethics, all potential conflict of interest situations, including related party transactions, must be disclosed to our General Counsel. To the extent any such potential conflict of interest disclosed to our General Counsel is a proposed related party transaction, the General Counsel will communicate such conflict and the proposed transaction to the Audit Committee. Further, our General Counsel will notify the members of our Audit Committee promptly of any material changes to previously approved or conditionally approved related party transactions.
See “Certain Relationships and Related Transactions” for a description of our related party and certain other transactions.
POLICY PROHIBITING HEDGING AND PLEDGING OF COMPANY SECURITIES
Pursuant to our Policy on Inside Information and Insider Trading, our directors and employees, including our named executive officers, are prohibited from engaging in the following transactions: (i) trading in call or put options involving our securities and other derivative securities; (ii) engaging in short sales of our securities; (iii) holding our securities in a margin account; (iv) other hedging or monetization transactions related to the Company’s securities, including the use of financial instruments such as prepaid variable forwards, equity swaps, collars and exchange funds; and (v) pledging our securities to secure margins or other loans, subject to limited exceptions.

Information About Our Board of Directors and Its Committees

INFORMATION ABOUT OUR BOARD OF DIRECTORS AND ITS COMMITTEES
Our Board met on six (6) occasions, where all directors attended at least 75% of the aggregate number of meetings of our Board and of all committees for the period during which they served during fiscal year 2022.
Pursuant to our Corporate Governance Guidelines, members of our Board are expected to attend our annual meetings of stockholders. All of our current directors attended the virtual 2022 annual meeting of stockholders, by live webcast.
Our Board has appointed an Audit Committee, a Compensation Committee and a Nominating and Corporate Governance Committee as standing committees. Each of these standing committees has adopted a committee charter, which is available on our website at www.brightspire.com under the heading “Shareholders—Corporate Governance” or by writing to the General Counsel at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022 to request a copy, without charge. Each committee of our Board is composed exclusively of independent directors, as defined by the NYSE listing standards and Section 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).
The following table shows the current membership of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee:

			AUDIT COMMITTEE	COMPENSATION COMMITTEE		NOMINATING AND CORPORATE GOVERNANCE COMMITTEE

INDEPENDENT DIRECTOR

Catherine D. Rice (1)			M, E		M	M
Kim S. Diamond (2)					M	M
Catherine Long (3)			C, E			M
Vernon B. Schwartz (4)			M, E		C	M
John E. Westerfield (5)			M		M	C
Winston W. Wilson (3)			C, E		M	M
NUMBER OF MEETINGS HELD IN 2022			4		6	4
C	Committee Chair	M	Committee Member	E	Audit Committee Financial Expert

(1) Independent Chairperson. Ms. Rice transitioned off the Compensation Committee and Nominating & Corporate Governance Committee on May 5, 2022.
(2) Ms. Diamond joined such committees on May 5, 2022.
(3) Ms. Long began service as Chair of the Audit Committee and joined the Nominating & Corporate Governance Committee on May 5, 2022. Mr. Wilson retired as a member of the Board and committees (including as Chair of Audit Committee) upon completing his annual term of service ending concurrent with the 2022 Annual Meeting on May 5, 2022.
(4) Mr. Schwartz transitioned off the Nominating & Corporate Governance Committee on May 5, 2022.
(5) Mr. Westerfield transitioned off the Audit Committee on May 5, 2022.

Information About Our Board of Directors and Its Committees

AUDIT COMMITTEE
The principal purpose of the Audit Committee is to assist the Board in the oversight of:
➢    our accounting and financial reporting processes;
➢    the integrity of our consolidated financial statements and financial reporting process;
➢    our systems of disclosure controls and procedures and internal control over financial reporting;
➢    our compliance with financial, legal and regulatory requirements and our ethics program;
➢    the evaluation of the qualifications, independence and performance of our independent registered public accounting firm;
➢    the performance of our internal audit function; and
➢    the Company’s overall risk profile and risk management practices.
The Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the work of our independent auditors and is also responsible for reviewing with our independent auditors any audit problems or difficulties they encounter in the course of their audit work. The Audit Committee is also charged with the tasks of reviewing our financial statements, any significant financial reporting issues and any major issues as to the adequacy of internal control with management and our independent auditors.
Our Audit Committee’s written charter requires that all members of the committee must satisfy the requirements of the NYSE, the rules and regulations of the SEC and applicable laws relating to independence, financial literacy and experience. All of the members of the Audit Committee meet the foregoing requirements. The Board has determined that Catherine Long, Catherine D. Rice and Vernon B. Schwartz are each an “audit committee financial expert” as defined by the rules and regulations of the SEC. For information about Ms. Long’s experience, who shall serve as Chair of the Audit Committee upon re-election at the 2023 Annual Meeting, see “Board of Directors” above.
During 2022, the Audit Committee met four (4) times, including by telephone (if applicable), and each member of the Audit Committee attended 100% of the aggregate number of such meetings held during their term of service on the Audit Committee.
NOMINATING & CORPORATE GOVERNANCE COMMITTEE
The principal purposes of the Nominating and Corporate Governance Committee are to:
➢    identify and recommend to the full Board qualified candidates for election as directors and recommend nominees for election as directors at the annual meeting of stockholders;
➢    develop and recommend to the Board corporate governance guidelines and implement and monitor such guidelines;
➢    review and make recommendations on matters involving the general operation of the Board, including board size and composition, and committee composition and structure;
➢    recommend to the Board nominees for each committee of the Board;
➢    annually facilitate the assessment of the Board’s performance as a whole and of individual directors, as required by applicable law, regulations and the NYSE corporate governance listing standards; and
➢    oversee the Board’s evaluation of management.
During 2022, the Nominating and Corporate Governance Committee met four (4) times, including by telephone (if applicable), and each member of the Nominating and Corporate Governance Committee attended 100% of the aggregate number of such meetings held during their term of service on the Nominating & Corporate Governance Committee.

Information About Our Board of Directors and Its Committees

COMPENSATION COMMITTEE
The principal purposes of the Compensation Committee are to:

➢    review and approve on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluate our Chief Executive Officer’s performance in light of such goals and objectives and determine and approve the compensation of our Chief Executive Officer based on such evaluation;
➢    review and approve the compensation, if any, of all of our executive officers, including our “named executive officers”;
➢    implement and administer our incentive compensation equity-based remuneration plans, including the Company’s 2022 Equity Incentive Plan (the “2022 Plan”);
➢    oversee and assist management in preparing the compensation disclosure and analysis for inclusion in our proxy statement and/or annual report;
➢    prepare and submit a report on executive compensation to be included in our proxy statement and/or annual report; and
➢    review, evaluate and recommend changes, if appropriate, to the compensation for directors.
In addition, the Compensation Committee shall also ensure that compensation plans are designed with an appropriate balance of risk and reward in relation to the Company’s overall business strategy and do not encourage excessive or unnecessary risk-taking behavior.
The Compensation Committee may delegate its authority to members as it deems appropriate, and any actions taken by a member who has been delegated authority must be reported to the full Compensation Committee at its next regularly scheduled meeting. The Compensation Committee has the sole authority to retain and terminate such outside legal, accounting or other advisors to the Compensation Committee as it deems necessary and advisable in its sole discretion, including compensation consultants. In selecting such advisors or consultants, the Compensation Committee shall consider the independence of such advisor or consultant, as determined by it in its business judgment, in accordance with the standards of the NYSE, any applicable rules and regulations of the SEC and other applicable laws relating to the independence of advisors and consultants. The Compensation Committee is directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant or other advisor retained by the Compensation Committee.
During 2022, the Compensation Committee met six (6) times, including by telephone (if applicable), and each member of the Compensation Committee attended 100% of the aggregate number of such meetings held during their term of service on the Compensation Committee.
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During 2022, the following directors, all of whom are independent directors, served on our Compensation Committee: (i) Ms. Rice and Messrs. Schwartz, Westerfield and Wilson from January 1, 2022 until May 5, 2022, and (ii) Messrs. Schwartz and Westerfield and Ms. Diamond from May 5, 2022 through the date hereof. None of our executive officers serve as a member of a board of directors or compensation committee, or other committee serving an equivalent function, of any other entity that has one or more of its executive officers serving as a member of our Board or Compensation Committee.

Director Compensation

DIRECTOR COMPENSATION
DETERMINATION OF COMPENSATION AWARDS
The Compensation Committee has responsibility for making recommendations to our Board regarding non-employee director compensation. Our goal is the creation of a reasonable and balanced Board compensation program that aligns the interests of our Board with those of our stockholders. We use a combination of cash and stock-based compensation to attract and retain highly-qualified candidates to serve on our Board. In setting director compensation, we consider the significant amount of time that directors expend in fulfilling their duties to us, the skill level required by us of members of our Board and competitive pay practice data. The Compensation Committee discusses its recommendations with the Company’s Chief Executive Officer and ultimately makes a recommendation to our Board with respect to all non-employee director compensation. In 2019, the Compensation Committee engaged FTI Consulting as compensation consultant to assist it in reviewing competitive pay practice data regarding non-employee director compensation and to advise it in connection with making recommendations to our Board with respect to the amount and form of such compensation. The Compensation Committee has maintained the policy and compensation in the form described below since 2018.
NON-EXECUTIVE NON-EMPLOYEE DIRECTOR COMPENSATION POLICY
Effective February 2018, the Board adopted a “Non-Executive Independent Director Compensation Policy” that provides that each non-executive director of the Board receives an annual base fee for his or her services of $180,000, with $80,000 payable in cash in quarterly installments in conjunction with quarterly meetings of the Board and $100,000 payable in the form of an annual award of restricted stock, which will vest in full on the one-year anniversary of the date of grant (anticipated to occur shortly after each annual election of directors), subject to the director’s continued service on the Board. In addition, the chairs of each of the Audit, Compensation, and Nominating and Corporate Governance Committees receive an additional annual cash retainer of $20,000, $15,000 and $15,000, respectively, and the Lead Independent Director (Independent Chairperson) receives an additional annual cash retainer of $20,000. The Company also reimburses each of the directors for their travel expenses incurred in connection with their attendance at Board and committee meetings.
Mr. Wilson (whose term on the Board and as Chair of Audit Committee ended on May 5, 2022) and Ms. Long (appointed Chair of the Audit Committee on May 5, 2022) each received pro rata annual cash for their 2022 service on the Board of Directors or as Chair of the Audit Committee, as applicable, during such periods of service.
DIRECTOR COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022
The following information details the compensation received during 2022 as non-employee directors of the Company.

	Annual
	Fees Earned	Annual
	or Paid in	Stock
Name	Cash $	Awards $ (1)	Total $
Catherine D. Rice	100,000	100,126	200,126
Kim S. Diamond	80,000	100,126	180,126
Catherine Long (2)	93,150	100,126	193,276
Vernon B. Schwartz	95,000	100,126	195,126
John E. Westerfield	95,000	100,126	195,126
Winston W. Wilson	34,247	0	34,247
____________
(1)Represents the aggregate grant date fair value, computed in accordance with FASB ASC Topic 718, of awards that were granted to our directors on May 6, 2022. The grant date fair value of awards granted to our independent directors was determined based on the closing price of our common stock on the date of grant as reported by the NYSE. As of December 31, 2022, the stock awards remain subject to vesting on May 6, 2023. As of December 31, 2022, each of Mses. Rice, Diamond and Long and Messrs. Schwartz and Westerfield owned 12,438 unvested shares of restricted common stock.
(2)The fees paid in cash include the pro-rated period between May 5, 2022 and December 31, 2022 for Ms. Long’s service as Chair of the Audit Committee.

Director Compensation

EXECUTIVE COMPENSATION
COMPENSATION DISCUSSION AND ANALYSIS
This section consists of our Compensation Discussion and Analysis, which explains our named executive officer compensation for 2022, and compensation tables and accompanying notes that detail the specific amounts and types of compensation we paid to such individuals for the most recent three completed fiscal years, as applicable. This section also addresses a “look ahead” to executive compensation program improvements beginning in 2023.
Significantly, 2022 marked the first full year1 as an internally managed business through which the Compensation Committee initiated a more comprehensive executive compensation program designed to attract and retain the best talent, to include further pay for performance measures to align executive officers and stockholders by linking compensation to short-term and long-term corporate performance, financial and strategic goals, and to ensure fair, equitable and competitive pay practices. The Compensation Committee, in consultation with the Company’s independent compensation consultant and Chief Executive Officer, enhanced compensation structuring for named executive officers as follows (each as described in further detail below):
(i)2022 Annual Incentive Plan: for 2022, adopted an annual cash incentive plan with (x) two-thirds (66.67%) weighted to fixed financial Company performance metrics and (y) one-third (33.33%) weighted toward subjective individual performance, for annual cash incentive award determinations (the “2022 Annual Incentive Plan”); and

(ii)2023 Long-Term Incentive Plan Awards with 3-Year Performance Restricted Stock Units: for long-term incentive plan awards beginning in 2023, focused on an allocation of (x) 65% time-vesting restricted stock (vesting in equal annual installments over 3 years) and (y) 35% performance restricted stock units (testing total shareholder return over a 3-year testing period on a relative basis against a performance peer group), with an intent to allocate equity awards of time-vesting restricted stock and performance restricted stock units on a 50% / 50% split basis beginning in 2024.
Our named executive officers (each, an “NEO”, or “NEOs”) for 2022 were:
    Michael J. Mazzei, our Chief Executive Officer;
    Andrew E. Witt, our President and Chief Operating Officer;
    Frank V. Saracino, our Chief Financial Officer, Treasurer and Executive Vice President; and
    David A. Palamé, our General Counsel, Secretary and Executive Vice President.
Effective February 22, 2022, Mr. Witt was appointed President of the Company, also maintaining his role as Chief Operating Officer. Mr. Mazzei no longer served as President of the Company as of such date.
Compensation Philosophy
The primary goal of the Compensation Committee, the Board of Directors and the Company’s executive compensation program is to seek to align the interests of our professionals (including our executive officers) with those of our stockholders. In setting compensation for its professionals, the Company takes into consideration quantitative, qualitative and individual factors in determining the total compensation payable to such professionals, including:
➢    reviewing Company performance and results for the applicable fiscal year;
➢    evaluating the type, scope and level of responsibility of the professional on behalf of the Company and its subsidiaries;
➢    balancing elements of reward and retention to motivate sustainable Company and investment performance (including executive officer targets, which are majority-weighted toward at risk compensation);
1 When reviewing this Compensation Discussion and Analysis, we believe it is important to regard the Company as a new company, with respect to compensation, that began on April 30, 2021, which engaged in substantial transition and stabilization responsibilities as a newly internalized business. As described in further detail herein, our named executive officers were not employees of the Company until April 30, 2021, when the Company internalized management upon terminating its management agreement with its former external manager. As a result, we caution placing significant reliance on trailing analyses (whether 3-year, 5-year or similar), that capture and aggregate Company performance, results and compensation under the separate stewardship and compensation policies of our prior and now unaffiliated external manager. If referencing data prior to April 30, 2021, we believe such trailing performance measures may not reflect the current organizational structure of the Company from and after our internalization of management.

Executive Compensation

➢    implementing pay-for-performance elements (including short-term and long-term corporate performance, financial and strategic goals) to further align the interests of executives with our stockholders; and
➢    understanding market conditions and integrating peer group analysis and benchmarking to ensure fair, equitable and competitive pay practices.
Qualitative factors may include portfolio-related performance (including credit risk and analysis), operating performance, investment and asset management achievements, capital raising efforts, investor relations, business development, risk management policies and practices, legal, tax and regulatory compliance and maintaining sound information security and cybersecurity policies and controls. Individual factors may include contributions to the success and development of the Company, leadership and development efforts and corporate citizenship. Satisfaction of any single or all variables will not necessarily be determinative alone at arriving at the overall award for any NEO and the Compensation Committee reserves its right in setting targets and issuing its judgment in determining whether targets are achieved and/or making equity awards, if any.
Elements of Compensation
Our executive compensation program consists of salary and a majority weighting toward variable pay components, including annual cash incentive and long-term incentive awards (which may include performance-based metrics).
➢    Annual Base Salary (fixed). We believe base salary provides a stable income at competitive levels reflective of role, responsibilities, experience and to motivate the continued service of our NEOs.
➢    Annual Cash Incentive Awards (variable). The Compensation Committee implemented the 2022 Annual Incentive Plan, with pay-for-performance compensation objectives, in each case to attract, retain and competitively reward our NEOs.
➢    Long-Term Incentive Plan (“LTIP”) Awards (variable / equity-based, time-based vesting and performance-based vesting). We may award equity-based and cash-based awards under the Company’s 2022 Equity Incentive Plan (the “2022 Plan”). These awards are designed to align the interests of eligible individuals with those of our stockholders and to provide incentive to stimulate their efforts toward the success of the Company, its long-term growth and profitability.
Executive Compensation Program Highlights
In summary, the Company’s executive compensation program INCLUDES:
    Pay-for-Performance. The majority value of total compensation is tied to performance (while employment terms include minimum targets, they are not guaranteed). Base salaries comprise a small percentage of each NEOs overall compensation.

Compensation Element	Type of Compensation	Chief Executive Officer 2022 Target %	Other NEO 2022 Target % (average)
Annual Base Salary	Fixed	14%	18%
Annual Cash Incentive Awards	Variable	32%	32%
Long-Term Incentive Plan Awards	Variable / Equity-Based	54%	50%
Total		100%	100%

    Long-term Alignment with Stockholders. Time-based equity incentive awards (generally subject to 3-year annual vesting schedules) and 3-year performance cycle LTIP awards, in each case, used to enhance retention and alignment.
    Performance-Based Consideration. Company performance metric testing, including:
•2022 Annual Incentive Plan: two-thirds (66.67%) weighted to fixed financial Company performance measures (absolute and relative).
•Performance Restricted Stock Units for 2023 and Subsequent Years: LTIP awards, generally allocated to NEOs (i) for 2023, 35% to performance restricted stock units (testing relative total shareholder return over a 3-year testing period against a performance peer group) and (ii) for 2024, an intent to allocate 50% to similar performance restricted stock units.

Executive Compensation

•Performance Restricted Stock Units for 2021: With a primary objective of Company growth and retention through April 30, 2021 (the internalization of management), these long-term incentive performance restricted stock units were tested as of December 31, 2022, subject to a payout range of 0 to 2x of the target award, which resulted in a 0.5x payout to (or 50% of) target in March 2023.
    Clawback Policy. The Company maintains a clawback policy with respect to incentive payments.
    Stock Ownership Guidelines. The Company maintains stock ownership guidelines for executive officers and directors for further alignment.
    Peer Benchmarking. The Company considers and benchmarks to peer companies in evaluating executive compensation and setting thresholds for performance-based consideration.
    Independent Compensation Consultant. The Compensation Committee engages an independent compensation consultant for advisory purposes.
In addition, the executive compensation program is appropriately limiting with (DOES NOT INCLUDE):
    No Guaranteed Bonuses. No annual incentive or equity award is guaranteed.
    No Tax Gross Ups. The Company does not provide tax gross-ups on compensation payments made in connection with a change in control.
    No Dividends on Unearned Performance-Based Awards. The Company does not pay dividends or distributions on unearned performance-based equity awards.
    No Liberal Equity Share Add-Backs. The Company’s 2022 Plan does not have liberal terms regarding equity share add backs.
    No Hedging. The Company does not allow hedging or pledging of Company securities.
    No Pension Benefits. The Company does not provide defined benefit or other supplemental pension benefits to our NEOs.
Independent Compensation Consultant
In advance of the internalization of management in April 2021, in late 2020, the Compensation Committee retained FTI Consulting, an independent compensation consultant, to assist it in reviewing the competitiveness of non-executive director compensation and our executive compensation programs, considering the overall design of the compensation programs and providing compensation advice independent of company management. The Compensation Committee retained FTI Consulting once again in the fall of 2021 and 2022. Representatives of FTI Consulting provide assistance to the Compensation Committee with respect to various matters, including: (i) a benchmarking review of peer company executive compensation; (ii) annual incentive plan structuring and awards; (iii) evaluating the elements and design of various aspects of our compensation program; (iv) assisting in peer group development; and (v) assisting in the design and review of employment agreements, severance and similar arrangements for certain of our senior executives and the Company generally. FTI Consulting does not provide any other services to us, except as may be pre-approved by the Chair of the Compensation Committee.
Peers and Peer Benchmarking
FTI Consulting provided the Compensation Committee with market data and compensation details regarding certain peer companies and provided recommendations regarding all forms of compensation and practices for an internalized business like the Company. FTI Consulting recommended the following companies for executive compensation peer benchmarking (the “Executive Compensation Peers”), with a primary focus on internalized mortgage and diversified REITs of reasonably similar implied equity market capitalization and total capitalization. There are few internalized mortgage REITs that comprehensively disclose NEO compensation, and externally-managed mortgage REITs have not historically disclosed all forms of executive compensation. Therefore, the Executive Compensation Peers include other diversified and equity REITs. The Compensation Committee evaluates compensation data available for these Executive Compensation Peers to understand the reasonableness of the Company’s compensation levels for base salary, annual cash incentive awards and

Executive Compensation

LTIP equity-based consideration, focusing on implied equity market capitalization, total capitalization, and total return dynamics over certain periods. The “Executive Compensation Peers” include the following 11 companies:

EXECUTIVE COMPENSATION PEERS
Starwood Property Trust, Inc.	Ladder Capital Corp.	Granite Point Mortgage Trust Inc.
iStar Inc.	Arbor Realty Trust, Inc.	MFA Financial, Inc.
Walker & Dunlop, Inc.	Main Street Capital Corporation	Hercules Capital, Inc.
Hannon Armstrong Sustainable Infrastructure Capital, Inc.	New York Mortgage Trust, Inc.
Separately, executive management, the Board and the Compensation Committee regularly monitor the Company’s business performance among certain externally-managed and internally-managed commercial mortgage REITs. For comparative performance purposes, monitoring the below companies (the “Performance Peers”) is relevant because this group has more similar business plans, target assets, financing structures and performance objectives as the Company. The Compensation Committee evaluates performance among the Performance Peers when establishing targets for the 2022 Annual Incentive Plan and benchmark relative performance for performance restricted stock unit awards beginning in 2023:

PERFORMANCE PEERS
Claros Mortgage Trust, Inc.	Ladder Capital Corp.	Granite Point Mortgage Trust Inc.
Blackstone Mortgage Trust	Apollo Commercial Real Estate Finance	KKR Real Estate Finance Trust
TPG RE Finance Trust	Ares Commercial Real Estate Corp.	Franklin BSP Realty Trust, Inc.
Employment Agreements
In connection with the internalization in 2021, the Company entered into an amended employment agreement with Michael J. Mazzei, and employment letters with Andrew E. Witt, Frank V. Saracino, and David A. Palamé to memorialize commitment and alignment objectives with the Company. The terms of employment for each NEO set forth an initial annual base salary and target annual cash incentive and long-term incentive award opportunities for 2022. The terms were established by the Compensation Committee in consultation with FTI Consulting, informed by certain benchmarking with the Executive Compensation Peers and discussions and recommendations of the Chief Executive Officer (provided the Chief Executive Officer is not involved with the Compensation Committee in determining his compensation). Notwithstanding stated minimum targets for any NEO, the Compensation Committee retains discretion whether to make any annual cash incentive payment or long-term equity incentive award, if at all. The following terms applied to 2022:
➢    2022 Base Salary. NEO base salaries set at $800,000 for Mr. Mazzei; $400,000 for Mr. Witt; $400,000 for Mr. Saracino; and $352,500 for Mr. Palamé.
➢    2022 Annual Cash Incentive Target. NEO annual cash incentive award targets set at $1,750,000 for Mr. Mazzei; $800,000 for Mr. Witt; $600,000 for Mr. Saracino; and $600,000 for Mr. Palamé. The payout value for each executive would be subject to performance thresholds pursuant to the 2022 Annual Incentive Plan.
➢    2022 Long-Term Incentive Plan Target. NEO LTIP award targets set at $3,000,000 for Mr. Mazzei; $1,400,000 for Mr. Witt; $800,000 for Mr. Saracino; and $1,024,300 for Mr. Palamé.
The employment agreement or employment letters, as applicable, provide that each NEO is eligible to participate in employee benefit programs made available to the Company’s employees generally from time to time and to receive payments upon termination or change in control of the Company.
In the event that Mr. Mazzei is terminated by the Company without cause or he terminates his employment for good reason (in each case, as such terms are defined in his employment agreement), and subject to his execution of a release of claims in favor of the Company, he is entitled to (a) a lump sum cash payment equal to the product of one and one-half times (the “Severance Multiple”) his most recent (i) base salary and (ii) target annual bonus (the “Cash Severance Payment”); (b) payment of the prior calendar year’s annual bonus, if not paid as of such termination; (c) if termination in a calendar year occurs before the date on which his LTIP award is made, a grant of the then-current target LTIP award; (d) a lump sum

Executive Compensation

payment in respect of his bonus for the year of termination equal to his target annual bonus, prorated for the period of time worked during the year; and (e) full vesting of all then-outstanding and unvested LTIP awards (including the LTIP award granted as described above) (collectively, the “Severance Benefits”). All payments are to be made once the release is effective. In the event that Mr. Mazzei is terminated by the Company without cause or he terminates his employment for good reason within one year following a Change in Control (as such term is defined in the 2022 Plan), his Severance Benefits remain the same, except that the Severance Multiple of his Cash Severance Payment is increased to two. This agreement expires on March 31, 2024. If the Company and Mr. Mazzei do not agree to extend the term of the employment agreement, the Company will provide Mr. Mazzei with all of the Severance Benefits other than the Cash Severance Payment. Mr. Mazzei is also subject to a restrictive covenant agreement.
Messrs. Witt, Saracino and Palamé are eligible to participate in the Company’s severance plan, which provides certain severance benefits in the event that their employment is terminated without cause by the Company or by them for good reason (in each case, as such terms are defined in the Company’s severance policy), in accordance with the terms and subject to the conditions of the severance policy (a “Qualifying Termination”). The severance plan provides that, in the event of an officer’s Qualifying Termination and subject to his execution of a release of claims in favor of the Company, the officer will be entitled to receive (a) a lump sum cash severance payment equal to his annual base salary; (b) a prorated portion of his annual target cash incentive for the year of termination based on the number of days in the year worked; (c) his prior year’s bonus (to the extent unpaid); (d) full acceleration of any unvested time-based awards; (e) vesting of any performance-based awards in accordance with the terms and conditions of the applicable award agreement; and (f) subject to his timely COBRA election, up to 12 months of Company-paid COBRA premiums. In the event of an officer’s Qualifying Termination within 90 days before or one year after a change in control (as defined in the severance policy) and subject to his execution of a release of claims in favor of the Company, the officer will be entitled to receive the same payments and benefits as set forth above, except (i) his lump sum cash severance payment will be equal to two times the sum of his annual base salary plus his target cash annual incentive for the year of termination, (ii) his performance-based awards will vest immediately (with level of achievement determined in accordance with the applicable award agreement or, if none or more favorable, by the Compensation Committee or the Board as of the date of termination), and (iii) COBRA premiums will be paid for up to 24 months.
Clawback Policy and Stock Ownership Guidelines
The Board and Compensation Committee maintain additional executive compensation specific policies to advance a culture that emphasizes integrity and accountability at the Company and further align the long-term interests of the stockholders, executive officers and directors of the Company:
➢    Clawback Policy. Providing for the recoupment of incentive compensation from executive officers and other senior employees responsible for financial reporting if the Company is required to prepare accounting restatements because of financial reporting misconduct by such person; and
➢    Stock Ownership Guidelines. Setting significant Company stock ownership thresholds applicable to executive officers and directors of the Company. Pursuant to the Stock Ownership Guidelines executives and directors must comply with the following ownership thresholds, subject to a 5-year grace period, and where unexercised options or unearned performance awards do not count towards such thresholds:

Covered Person	Ownership Threshold (market value of stock held greater than)
Chief Executive Officer	5x Base Salary
Other Executive Officers	3x Base Salary
Directors	5x Annual Cash Retainer

As of December 31, 2022, all executive officers and directors either met the ownership thresholds or were within the 5-year grace period.
Results of 2021 Say-on-Pay Vote
On May 5, 2022, the Company held its 2022 annual meeting of stockholders, with 90.4% approving (on an advisory, non-binding basis) the compensation of the Company’s named executive officers as of December 31, 2021. Please see “Stockholder Engagement” above for further detail on our discussions with our stockholders in 2022.

Executive Compensation

2022 NAMED EXECUTIVE OFFICER COMPENSATION
The Compensation Committee evaluated 2022 NEO compensation taking into consideration the Company’s compensation philosophy, elements of compensation and alignment priorities, peer benchmarking, and company achievements and individual performance for the calendar year ended December 31, 2022. The Compensation Committee recognizes the individually unique skill sets and contributions provided by each of our NEOs in regards to team leadership, efficient operations, prudent investment and portfolio management, robust financial reporting systems and controls, and sound legal, compliance, human resource and risk management. The Compensation Committee specifically regarded the following 2022 achievements as important (and non-exclusive) contributors to 2022 NEO compensation, addressed in further detail below.
2022 Base Salary
The Company paid base salary amounts for 2022 in accordance with each NEO’s employment agreement reflective of role, responsibilities, experience and to motivate the continued service of the NEO.
2022 Annual Incentive Plan Awards
The Compensation Committee implemented the 2022 Annual Incentive Plan with pay-for-performance compensation objectives to competitively reward our NEOs with cash payments subject to majority-weighted financial performance measures, designed in mid-2022. The awards described below were based on 2022 performance, were paid out in the first quarter of 2023 following review and approval by the Compensation Committee, and are reported in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” below.
The 2022 Annual Incentive Plan structure weighted the determination of each NEO’s cash incentive compensation target two-thirds (66.67%) on two quantitative measures, focused on the Company’s (1) “absolute” and (2) “relative” return on average equity (“ROAE”). The balance between “absolute” and “relative” ROAE highlights the equal value placed on (1) the Company and management meeting or exceeding a key component of the Company’s annual business plan, while (2) incentivizing positive achievements compared to the Company’s Performance Peers. The remaining one-third (33.33%) evaluated personal qualitative measures on a range between 0% and 175% as described above.

Executive Compensation

2022 Annual Incentive Plan Structure

Relative ROAE (1/3)
(0% to 200%)
Personal Goals (1/3)
(0% to 175%)
33.3%
33.3%
33.3%
Corporate Goals
(2/3)
Absolute ROAE (1/3)
(0% to 175%)

Absolute ROAE (50% of Corporate Goals)
The first corporate performance metric carries a one-third weight and evaluates the Company’s absolute ROAE (“Absolute ROAE”) for the year ended December 31, 2022, compared against threshold, target and maximum ROAE hurdles established by the Compensation Committee. The Compensation Committee established an Absolute ROAE performance target of 7.00% for the annual period ended December 31, 2022.

Executive Compensation

Relative ROAE (50% of Corporate Goals)
The second corporate performance metric carries a one-third weight and evaluates the Company’s relative ROAE (“Relative ROAE”) for the year ended December 31, 2022, by reference to the Company’s Performance Peers. The Compensation Committee established a Relative ROAE performance target at the 50th-percentile for the year ended December 31, 2022.
The variable payout earned for each corporate measure is subject to linear interpolation consistent with the Absolute ROAE and Relative ROAE Percentile achieved, respectively, whether between Threshold and Target or Target and Maximum.
For the year ended December 31, 2022, the Company achieved (1) an Absolute ROAE of 8.04%, or a 175% multiplier (1.75x), and (2) a Relative ROAE at the 44% percentile, or a 72% multiplier (0.72x). By reference, ROAE for the nine Performance Peers ranged from 5.1% to 10.8%, with an average ROAE of 8.66% (not including the Company), for the year ended December 31, 2022.
When combined with qualitative measures, the 2022 Annual Incentive Plan resulted in our CEO receiving 116% (1.16x) of his annual cash incentive target and the other NEOs receiving a range of 107% (1.07x) to 124% (1.24x) of their respective 2022 annual cash incentive targets. In accordance with the 2022 Annual Incentive Plan, our NEOs received the following amounts of total cash incentive compensation for 2022 relative to their respective targets.

Name	2022 Annual Cash Incentive Target ($)	2022 Annual Cash Incentive Compensation Earned ($)
Michael J. Mazzei, Chief Executive Officer	1,750,000	2,030,000
Andrew E. Witt, President & COO	800,000	992,000
Frank V. Saracino, CFO, Treasurer & EVP	600,000	696,000
David A. Palamé, GC, Secretary & EVP	600,000	642,000

Executive Compensation

2022 Long-Term Equity Incentive Awards
In early 2022, the Compensation Committee evaluated LTIP awards under the 2022 Plan to the Chief Executive Officer, the other NEOs and certain employees of the Company in consideration of corporate and personal achievements, including significant total 2022 shareholder return (including dividends), post-internalization team growth, general and administrative cash savings through the internalization, 2021 and early 2022 new loan activity and capital deployment, as well as prudent balance sheet and liquidity management, portfolio diversification efforts, earnings growth and dividend maintenance, efficient operating structure and overhead management, financial reporting enhancements, rigorous legal and risk management, and other qualitative determinations regarding such persons. On February 23, 2022, the Company approved conditional LTIP awards to the named executive officers which were granted in the form of time-based vesting restricted stock awards (“2022 Restricted Stock”) on May 5, 2022 concurrent with approval of the 2022 Plan as of such date with the number of shares of 2022 Restricted Stock granted based on the following grant date values: Mr. Mazzei - $3,250,000; Mr. Witt - $1,500,000; Mr. Saracino - $1,000,000; and Mr. Palamé - $1,024,300. The 2022 Restricted Stock was issued in shares of our restricted Class A common stock and will vest in three substantially equal installments on each of March 15, 2023, March 15, 2024 and March 15, 2025.

Executive Compensation

2023 NAMED EXECUTIVE OFFICER COMPENSATION – A Look Ahead
In 2023, the Compensation Committee enhanced pay for performance measures applicable to NEO compensation to further align the interests of our NEOs and our stockholders. Specifically, the Compensation Committee added a performance restricted stock unit component to the annual LTIP Awards made in March 2023. In addition, the Compensation Committee is in the process of implementing the 2023 annual incentive plan similar to the 2022 Annual Incentive Plan, subject to final compensation targets for each NEO and corporate performance targets.
2023 LTIP Awards
On March 6, 2023, the Compensation Committee granted annual LTIP Awards to the NEOs allocated 65% to time-vesting restricted stock awards (“2023 Restricted Stock”) and 35% to three-year performance restricted stock unit awards (“2023 PRSUs”) as set forth below. The Compensation Committee believes introducing 35% performance restricted stock units to each NEO represents a substantial additional performance-based incentive. The Compensation Committee intends to further increase the percentage of performance restricted stock units to a 50% / 50% split basis alongside time-vesting restricted stock, beginning in 2024.

2023 LTIP Awards
	2023 Restricted Stock Awards	2023 PRSUs
	(# shares) (65%)	(Target unit #) (35%)
Michael J. Mazzei, Chief Executive Officer	282,609	152,174
Andrew E. Witt, President & COO	141,305	76,087
Frank V. Saracino, CFO, Treasurer & EVP	89,493	48,189
David A. Palamé, GC, Secretary & EVP	91,782	49,422

The 2023 Restricted Stock was issued in shares of our restricted Class A common stock and will vest in three substantially equal installments on each of March 15, 2024, March 15, 2025 and March 15, 2026. The 2023 PRSUs were awarded in restricted stock units with respect to our Class A common stock and have a three-year performance period (March 6, 2023 to March 6, 2026) with a payout opportunity ranging from 0% to 200% of the target units awarded, depending on the relative total stockholder return (“Relative TSR”) performance of the Company as compared to the Performance Peers. Recipients of the 2023 PRSUs will not be entitled to receive distributions or distribution equivalents before performance-based vesting has occurred. The 2023 PRSUs will convert into shares of our Class A common stock if and when earned and are generally conditioned on continued employment by the recipient, subject to the applicable award agreement and the Company’s severance policy. For the 2023 PRSUs, the following table provides the scale which will be used to determine the payout percentage (if any) upon completion of the three-year performance cycle for such awards:
The Compensation Committee determined that payouts for the 2023 PRSUs will be capped at 100% of target when the Company’s total shareholder return for the three-year performance cycle is negative. The variable payout earned is subject to linear interpolation consistent with the Relative TSR Percentile achieved, whether between Threshold and Target or Target and Maximum.

Executive Compensation

Tax and Accounting Considerations
Deductibility of Executive Compensation
Generally, Section 162(m) of the Code disallows public companies a tax deduction for federal income tax purposes of remuneration in excess of $1 million paid to so-called “covered employees,” which includes the chief executive officer, chief financial officer, certain other highly-compensated executive officers, and certain former executive officers. In approving the amount and form of compensation for our named executive officers, the Compensation Committee considers all elements of our cost of providing such compensation, including the potential impact of Section 162(m). The Compensation Committee may, in its judgment, approve compensation for our named executive officers that is not deductible for federal income tax purposes when it believes that such compensation is in the best interests of the Company and our stockholders.
Accounting for Stock-Based Compensation
We follow the Financial Accounting Standard Board’s Accounting Standards Codification Topic 718 (“FASB ASC Topic 718”) for our stock-based compensation awards. FASB ASC Topic 718 requires us to measure the compensation expense for all share-based payment awards made to our employees and non-employee members of the Board of Directors, including options to purchase shares of our common stock and other stock awards, based on the grant date “fair value” of these awards. This grant date fair value is calculated using a variety of assumptions. This calculation is performed for financial reporting purposes and included in the executive compensation tables required by the federal securities laws, even though the recipient of the awards may never realize any value from their awards. FASB ASC Topic 718 also requires us to recognize the compensation cost of our share-based awards in our income statements over the period that an employee and non-employee member of the Board of Directors is required to render service in exchange for the award.
Special Note Regarding Non-GAAP Measures
This Compensation Discussion and Analysis contains certain non-GAAP financial measures which are described in more detail in the section entitled “Pay Versus Performance” in this Proxy Statement and that are derived from non-GAAP measures contained in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 in Item 7, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Supplemental Financial Measures.”

Executive Compensation

COMPENSATION TABLES
SUMMARY COMPENSATION TABLE FOR THE FISCAL YEAR ENDED DECEMBER 31, 2022
The following table sets forth the compensation for each of our named executive officers for the fiscal year ended December 31, 2022. Other than equity-based compensation, if awarded, no named executive officer (other than the Chief Financial Officer as described above) received cash compensation from the Company as an externally managed Company between January 31, 2018 (inception) and April 30, 2021 (the date of the internalization). Named executive officer titles are as of December 31, 2022.

							Nonqualified
						Non-Equity	Deferred
				Stock	Option	Incentive Plan	Compensation	All Other
Name and Principal		Salary	Bonus	Awards (1)	Awards	Compensation	Earnings	Compensation
Position	Year	($)	($)	($)	($)	($)	($)	($) (2)	($)
Michael J. Mazzei
Chief Executive Officer	2022	800,000	—	3,034,851	—	2,030,000	—	13,269	5,878,120
	2021	533,333	1,500,000	3,633,700	—	—	—	3,619	5,670,652
	2020	—	—	466,180	—	—	—	—	466,180

Andrew E. Witt
President &	2022	400,000	—	1,400,705	—	992,000	—	13,055	2,805,760
Chief Operating Officer	2021	266,667	900,000	2,027,680	—	—	—	216	3,194,563
	2020	—	—	—	—	—	—	—	0
Frank V. Saracino
Chief Financial Officer,	2022	400,000	—	933,806	—	696,000	—	13,055	2,042,861
Treasurer &	2021	333,333	600,000	960,480	—	—	—	324	1,894,137
Executive Vice President

David A. Palamé
General Counsel,	2022	352,500	—	956,495	—	642,000	—	12,954	1,963,949
Secretary &	2021	235,000	600,000	1,227,280	—	—	—	216	2,062,496
Executive Vice President	2020	—	—	—	—	—	—	—	0

____________
(1)Represents the aggregate grant date fair value of awards of restricted stock, as applicable, calculated under the Financial Accounting Standard Board’s Accounting Codification Topic 718. Each grant date fair value for restricted stock is calculated using the closing price of our common stock on the date of grant as reported by the NYSE.
(2)Reflects payments for each officer toward 401(k) matching contributions and premiums for life insurance.
GRANTS OF PLAN-BASED AWARDS DURING CALENDAR YEAR ENDED DECEMBER 31, 2022
The following table sets forth information concerning grants of plan-based awards made to the Company’s named executive officers during the calendar year ended December 31, 2022.

Name	Grant Date	Approval Date (1)	All Other Stock Awards: Number of Shares of Stock (#) (2)	Grant Date Fair Value of Stock or Unit Awards ($) (3)
Michael J. Mazzei	5/5/2022	2/23/2022	377,469	3,034,851
Andrew E. Witt	5/5/2022	2/23/2022	174,217	1,400,705
Frank V. Saracino	5/5/2022	2/23/2022	116,145	933,806
David A. Palamé	5/5/2022	2/23/2022	118,967	956,495
____________
(1)The Compensation Committee approved conditional restricted stock awards on February 23, 2022, subject to the approval of the 2022 Plan. The 2022 Plan was approved, and the associated restricted stock awards were made, on May 5, 2022.
(2)Represents restricted stock awards that vest in three equal installments on each of March 15, 2023, March 15, 2024 and March 15, 2025.
(3)The aggregate grant date fair value of the restricted stock awards granted was calculated by multiplying the closing price of our common stock on the grant date (here, as of May 5, 2022, $8.04) by the number of shares granted, rounded to the nearest dollar.

Executive Compensation

OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2022
The following table provides information regarding outstanding equity awards held by each of our named executive officers as of December 31, 2022.

			Stock Awards
		Number of Shares or Units of Stock That Have Not Vested (1)	Market Value of Shares or Units of Stock That Have Not Vested (2)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (3)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested (2)
	Grant Date	(#)	($)	(#)	($)
Michael J. Mazzei	5/5/2022	377,469	2,351,632	—	—
	1/12/2021	233,334	1,453,671	—	—
	1/12/2021	—	—	35,000	218,050
Andrew E. Witt	5/5/2022	174,217	1,085,372	—	—
	1/11/2021	126,667	789,135	—	—
	1/11/2021	—	—	19,000	118,370
Frank V. Saracino	5/5/2022	116,145	723,583	—	—
	1/11/2021	60,000	373,800	—	—
	1/11/2021	—	—	9,000	56,070
David A. Palamé	5/5/2022	118,967	741,164	—	—
	1/11/2021	76,667	477,635	—	—
	1/11/2021	—	—	11,500	71,645

____________
(1)Represents the restricted stock awards that had not vested as of December 31, 2022. Upon issuance, these restricted stock awards vest in three equal installments. The grants made on May 5, 2022 vest on March 15, 2023, March 15, 2024 and March 15, 2025. The grants made on January 11 and 12, 2021 have remaining vesting dates on March 15, 2023 and March 15, 2024. For additional information on vesting upon specified termination events, see “Potential Payments Upon Termination or Change of Control”.
(2)Amounts reported are based on the closing price of our common stock on the NYSE as of December 30, 2022 ($6.23), the last trading day of the fiscal year.
(3)Represents the 2021 performance-based restricted stock units that had not vested as of December 31, 2022 but which were earned and vested (based on a performance period ended December 31, 2022) in early 2023 at minimum threshold (50%) performance. For this purpose, the number of performance-based restricted stock units is reflected based on achieving threshold (50%) performance.
STOCK VESTED IN CALENDAR YEAR ENDED DECEMBER 31, 2022
The following table provides information regarding stock awards that vested during the year ended December 31, 2022 with respect to each of our named executive officers.

	Stock Awards
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting (1)
	(#)	($)
Michael J. Mazzei	116,666	1,024,327
Andrew E. Witt	63,333	556,064
Frank V. Saracino	36,559	320,988
David A. Palamé	46,072	404,512

____________
(1)    Based on the closing price of our common stock on the NYSE on March 15, 2022 ($8.78), the date of vesting, rounded up or down to the nearest whole dollar.

Executive Compensation

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL
We may be required to make certain payments to our named executive officers in the event their services are terminated or we experience a change in control. Under the terms of the amended employment agreement with Mr. Mazzei and under the terms of the employment letters with each of Messrs. Witt, Saracino, and Palamé, as described above under “Employment Agreements,” the amount of these payments (and whether we would be required to make them) depends on the nature of the executive’s termination.
Pursuant to the form restricted stock award agreements used for awards made in 2021 and 2022 under the 2022 Annual Incentive Plan, shares of restricted stock fully vest upon (i) the grantee’s death or “disability” (as defined in the 2022 Annual Incentive Plan), (ii) the grantee’s “involuntary termination” (as defined in the form restricted stock award agreement) and (iii) a “change in control” (as defined in the 2022 Annual Incentive Plan). Pursuant to the form PRSU award agreements used for 2021 awards, (i) upon the grantee’s death, “disability” (as defined in the 2022 Annual Incentive Plan), or “involuntary termination” (as defined in the award agreement), the PRSUs remain eligible to vest following the end of the performance period based on actual performance, with respect to the sum of the number of PRSUs eligible to vest as of such grantee’s termination plus, if applicable, a pro-rated number of PRSUs, and (ii) upon a “CoC Event” (as defined in the award agreement), the PRSUs will vest in connection with the CoC Event (A) at target, if such CoC Event occurs prior to the first anniversary date or (B) based on actual performance, if such CoC Event occurs on or following the first anniversary date.
The table below sets forth the amount that we would have been required to pay each of the NEOs under the termination events described below or upon a change in control, assuming the termination or change in control occurred on December 31, 2022.

Benefits and Payments	Without Cause or For Good Reason outside CIC Protection Period (1)(2)	Without Cause or For Good Reason during CIC Protection Period (1)(3)	For Cause or Without Good Reason	Death or Disability (4)	Change in Control (No Termination) (5)

Michael J. Mazzei
Cash Severance (6)	$5,575,000	$6,850,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$4,023,353	$4,023,353	$0	$4,023,353	$4,023,353
Medical Benefits (8)	$0	$0	$0	$0	$0
Total	$9,598,353	$10,873,353	$0	$4,023,353	$4,023,353

Andrew E. Witt
Cash Severance (6)	$1,200,000	$3,200,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$1,992,877	$1,992,877	$0	$1,992,877	$1,992,877
Medical Benefits (8)	$33,054	$66,108	$0	$0	$0
Total	$3,225,931	$5,258,985	$0	$1,992,877	$1,992,877

Frank V. Saracino
Cash Severance (6)	$1,000,000	$2,600,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$1,153,453	$1,153,453	$0	$1,153,453	$1,153,453
Medical Benefits (8)	$44,973	$89,946	$0	$0	$0
Total	$2,198,426	$3,843,399	$0	$1,153,453	$1,153,453

David A. Palamé
Cash Severance (6)	$952,500	$2,505,000	$0	$0	$0
Accelerated Vesting of Equity Awards (7)	$1,290,445	$1,290,445	$0	$1,290,445	$1,290,445
Medical Benefits (8)	$28,570	$57,140	$0	$0	$0
Total	$2,271,515	$3,852,584	$0	$1,290,445	$1,290,445
____________
(1)As described above under “Employment Agreements,” for this purpose, the “CIC Protection Period” means (i) for Mr. Mazzei, the one-year period following a “change in control” (as such term is defined in the 2022 Plan) and (ii) for Messrs. Witt, Saracino, and Palamé, the 90-day period prior to and the one-year period following a “change in control” (as such term is defined in the severance policy).
(2)For Mr. Mazzei, as described above under “Employment Agreements,” amounts include (i) a lump sum cash payment equal to the product of one and one-half times (the “Severance Multiple”) his most recent base salary and target annual bonus (the “Cash Severance Payment”), (ii) a lump sum payment in respect of his bonus for the year of termination equal to his target annual bonus, prorated for the period of time worked during the year, plus (iii) full vesting of all then-outstanding and unvested LTIP Awards. For the other NEOs, as described above under “Employment Agreements,” amounts include (i) a lump sum cash severance payment equal to his annual base salary, (ii) a prorated portion of his annual target cash incentive for the year of termination based on the number of days in the year worked, (iii) full acceleration of any unvested time-based restricted stock units, (iv) vesting of any PRSUs in accordance

Executive Compensation

with the terms and conditions of the applicable award agreement, plus (v) subject to his timely COBRA election, 12 months of Company-paid COBRA premiums. Such amount presumes that the prior year’s (2021) bonus payment has already been made to each individual and that Mr. Mazzei has already received his LTIP award for the year of termination. For this purpose, the 2021 PRSUs are eligible to vest and are assumed to vest and be earned at the threshold level.
(3)For Mr. Mazzei, as described above under “Employment Agreements,” the amount is the same as described in footnote 2 above, except that the Severance Multiple of his Cash Severance Payment is increased to two. For the other NEOs, as described above under “Employment Agreements,” the amount is the same as described in footnote 2 above, except that (i) the lump sum cash severance payment will be equal to two times the sum of their annual base salary plus their target cash annual incentive for the year of termination, (ii) outstanding PRSUs will vest immediately (with level of achievement determined in accordance with the applicable award agreement or, if none or more favorable, by the Compensation Committee or the Board as of the date of termination), and (iii) COBRA premiums will be paid for 24 months. Such amount presumes that the prior year’s (2021) bonus payment has already been made to each individual and that Mr. Mazzei has already received his LTIP award for the year of termination. For this purpose, the 2021 PRSUs are eligible to vest and are assumed to vest and be earned at the threshold level.
(4)Upon an NEO’s termination of employment on account of death or “disability” (as defined in the 2022 Annual Incentive Plan), (i) such NEO’s unvested restricted stock awards will immediately vest, and (ii) a pro-rated portion of such NEO’s unvested PRSUs will remain eligible to vest at the end of the performance period based on actual performance. For this purpose, the 2021 PRSUs are eligible to vest and are assumed to vest and be earned at the threshold level.
(5)Upon of a “change in control” (as defined in the 2022 Annual Incentive Plan) in which outstanding equity awards are not assumed by our corporate successor and with respect to our January 2021 time-vested awards and PRSUs and May 2022 time-vested awards, (i) all service-based vesting awards will be deemed to have fully vested effective immediately prior to the occurrence of the change in control and (ii) performance-based vesting awards will be deemed earned at a certain level (if half or less of the performance period has lapsed, generally based on pro-rated target except that the PRSUs would vest at target, or if more than half of the performance period has lapsed, based on actual performance) and at the Compensation Committee’s discretion may vest or be converted into awards subject to service-based vesting for the remainder of the performance period. For this purpose, the 2021 PRSUs have been assumed to be eligible to vest and be earned at the threshold level. Except as set forth above with respect to the January 2021 and May 2022 grants, upon of a “change in control” (as defined in the 2022 Annual Incentive Plan) in which outstanding equity awards are assumed by our corporate successor, no accelerated vesting applies upon such event.
(6)For purposes of the pro-rata annual cash incentive compensation for the year of termination included as part of “Cash Severance” for the first two columns, this row does not provide for any pro-ration because the applicable presumed termination date for purposes of this table is assumed to be the last day of the Company’s 2022 fiscal year.
(7)For purposes of the value attributed to accelerated vesting of equity awards, such value is based on the number of shares vesting as a result of the applicable trigger, multiplied by the closing price of our common stock on the NYSE as of December 30, 2022, the last trading day of the fiscal year, of $6.23.
(8)For purposes of quantifying medical benefits, such value is based on the assumptions used for financial reporting purposes under generally accepted accounting principles.
SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS
The following table presents information relating to securities remaining available for future issuance under the 2022 Plan as of the fiscal year ended December 31, 2022.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants, and Rights	Weighted-Average Exercise Price of Outstanding Options Warrants, and Rights	Number of Securities Remaining Available for Future Issuance
Equity compensation plans approved by security holders

2022 Plan	272,000 (1)	—	8,751,556 (2)

Total	—	—	8,751,556
____________
(1)Represents the target number of 2021 PRSUs that were outstanding as of December 31, 2022. Such 2021 PRSUs were earned and vested (based on a performance period ended December 31, 2022) in early 2023 at minimum threshold (50%) performance.
(2)Represents shares of our common stock remaining available for issuance as of December 31, 2022, pursuant to the 2022 Plan, without giving effect to additional shares that become available upon the future expiration, forfeiture, or cancellation of any outstanding awards after December 31, 2022.

CHIEF EXECUTIVE OFFICER PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act (“the Dodd-Frank Act”), and Item 402(u) of Regulation S-K, for 2022, the median of the annual total compensation of all employees paid by the Company (other than our Chief Executive Officer), was $291,837; and the annual total compensation of Mr. Mazzei, our CEO, was $5,878,120.
Based on this information, for 2022, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all employees was 20.1 to 1. This ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of SEC Regulation S-K using the data summarized below.

Executive Compensation

To identify our median employee:
➢    As of December 31, 2022, our employee population consisted of 54 employees, including our CEO.
➢    To find the median of the annual total compensation of our employees (other than our CEO), we used each employee’s annualized year-end base salary, cash bonus earned for 2022, overtime payments, sign-on bonuses and the grant date fair value of equity compensation granted in 2022. In making this determination, we annualized base salaries for full-time permanent employees who were employed on December 31, 2022 who did not work for us the entire year.
➢    We identified our median employee using this compensation measure and methodology, which was consistently applied to all our employees included in the calculation.
➢    After identifying the median employee, we added together all of the elements of such employee’s compensation for 2022 in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, resulting in annual total compensation of $291,837. With respect to the annual total compensation of our CEO, we used the amount reported in the “Total” column of our 2022 Summary Compensation Table in this proxy statement, which is also in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K.
PAY VERSUS PERFORMANCE
In accordance with the final rule adopted by the SEC in August 2022 implementing Section 953(a) of the Dodd-Frank Act, we are providing the following table that sets forth certain compensation measures for certain of our officers alongside certain performance metrics for the Company and certain of its industry peers. The disclosure included in this section is not incorporated by reference in Part III of the Company’s Annual Report on Form 10-K for the year ended December 31, 2022. The Compensation Committee did not consider the pay versus performance data presented below in making its pay decisions for any of the years shown.
The following tables sets forth information concerning the compensation actually paid to (1) certain prior chief executive officers, as applicable, and (2) our CEO and the average compensation among our other NEOs compared to Company performance for the years ended December 31, 2022, 2021 and 2020.

Year	Summary Compensation Table Total for Prior CEO 1 (Mr. Traenkle) (1)(2)	Compensation Actually Paid to Prior CEO 1 (Mr. Traenkle) (3)	Summary Compensation Table Total for Prior CEO 2 (Mr. Witt) (1)(2)	Compensation Actually Paid to Prior CEO 2 (Mr. Witt) (3)	Value of Initial Fixed $100 Investment Based on:		Net Income (5)	Return on Average Equity (6)
					Company Total Shareholder Return (4)	BBREIT Mortgage Index Total Shareholder Return (4)
	($)	($)	($)	($)	($)	($)	($)	(%)
2020	0	(128,079)	0	(115,348)	59.28	77.66	(353.3)	6.80

Year	Summary Compensation Table Total for CEO (Mr. Mazzei) (1)	Compensation Actually Paid to CEO (Mr. Mazzei) (3)	Average Summary Compensation Table Total for Non-CEO NEOs(1)(2)	Average Compensation Actually Paid to Non-CEO NEOs (3)	Value of Initial Fixed $100 Investment Based on:		Net Income (5)	Return on Average Equity (6)
					Company Total Shareholder Return (4)	BBREIT Mortgage Index Total Shareholder Return (4)
	($)	($)	($)	($)	($)	($)	($)	(%)
2022	5,878,120	4,005,123	2,270,857	1,566,837	58.35	69.75	45.8	8.04
2021	5,670,652	6,657,752	2,383,732	2,689,103	86.20	94.19	(101.0)	7.05
2020	466,180	1,072,500	265,439	35,060	59.28	77.66	(353.3)	6.80

Executive Compensation

(1)
In 2020, we were an externally managed company and all of our named executive officers, including our CEO, were employees of our former external manager and/or affiliates thereof. Accordingly, we did not pay, award or provide any cash compensation or benefits to Mr. Kevin P. Traenkle, who served as CEO until his resignation effective February 29, 2020 (“Prior CEO 1”) or to Andrew E. Witt, who served as our interim CEO from March 1, 2020 to April 1, 2020 (“Prior CEO 2”).
Michael Mazzei was appointed CEO and President effective April 1, 2020 (continuing as CEO and no longer serving as President since February 22, 2022).

In 2020, the other NEOs were Neale W. Redington, our Chief Financial Officer and Treasurer, and David A. Palamé, our General Counsel and Secretary.

In 2021 and 2022, the other NEOs were Andrew E. Witt, our Chief Operating Officer (and President, from and after February 22, 2022), Frank V. Saracino, our Chief Financial Officer, Treasurer and Executive Vice President, and David A. Palamé, our General Counsel, Secretary and Executive Vice President.

(2)	The values reflected in this column for 2020 reflect the “Total” compensation set forth in the Summary Compensation Table (“SCT”) on page 24 of the proxy statement of Colony Credit Real Estate, Inc. filed on March 24, 2021 (the “2021 Proxy”). See the footnotes to the SCT in the 2021 Proxy for further detail regarding the amounts in this column.
(3)	This column is computed in accordance with Item 402(v) of Regulation S-K with “Compensation Actually Paid” as a calculation that begins with the Summary Compensation Table (“SCT”) total compensation in the given year with certain adjustments prescribed by the SEC rules. Amounts for “Other NEOs” represents the average of each named executive officer (“NEO”) other than the CEO, Prior CEO 1 (“CEO P1”) or Prior CEO 2 (“CEO P2”).

Name	Year	SCT Total	SCT Stock Awards	Year End Fair Value of Unvested Stock Awards Granted	Year End Change In Fair Value of Prior Year Unvested Stock Awards	Vesting Date Fair Value of Stock Awards Granted and Vested in the Same Year	Change in Fair Value of Prior Year Stock Awards that Vested	Fair Value of Stock Awards Forfeited	Value of Dividends on Unvested Stock Awards	Compensation Actually Paid
CEO	2022	$5,878,120	$(3,034,851)	$2,351,632	$(1,440,486)	$—	$(172,666)	$—	$423,374	$4,005,123
	2021	5,670,652	(3,633,700)	4,309,200	—	—	157,300	—	154,300	6,657,752
	2020	466,180	(466,180)	1,072,500	—	—	—	—	—	1,072,500
CEO P1	2020	0	—	—	—	—	(170,770)	—	42,691	(128,079)
CEO P2	2020	0	—	—	66,131	—	(55,996)	—	6,779	(115,348)
NEO Average	2022	2,270,857	(1,097,002)	850,040	(541,897)	—	(72,009)	—	156,848	1,566,837
	2021	2,383,732	(1,405,147)	1,621,080	13,154	—	21,555	—	54,729	2,689,103
	2020	265,439	—	—	(131,589)	—	(109,589)	—	10,800	35,060

(4)	Total Shareholder Return is calculated for the year ended December 31, 2020, the two-years ended December 31, 2021 and the three years ended December 31, 2022, assuming a $100 investment at the closing price on December 31, 2019 and the reinvestment of all dividends. The Bloomberg Real Estate Investment Trust Mortgage Index (“BBREIT Mortgage Index”) is a capitalization-weighted index of infinite life Mortgage REITs having a market capitalization of $15 million or greater.
(5)	Net Income (Loss) as determined in accordance with generally accepted accounting principles in the United States. Amounts in millions.
(6)	Return on Average Equity is defined in “Non-GAAP Financial Measures” below.

The graphs below reflect the relationship between “Compensation Actually Paid” to our Chief Executive Officer and the average compensation actually paid among other Named Executive Officers and (i) Total Shareholder Return (of our Company and the BBREIT Mortgage Index), (ii) Net Income, and (iii) Return on Average Equity (“ROAE”).

2020-2022 Compensation Actually Paid and Total Shareholder Return

Executive Compensation

2020-2022 Compensation Actually Paid and Net Income

2020-2022 Compensation Actually Paid and Return on Average Equity

The Compensation Committee considers certain financial performance metrics, along with other quantitative, qualitative and individual performance measures in determining the appropriate compensation for NEOs. In the Company’s assessment, the following list of performance measures represent the most important measures used to link compensation actually paid to our NEOs, for the most recently completed fiscal year, to Company Performance:
➢    return on average equity;
➢    adjusted distributable earnings; and
➢    total dividends paid to stockholders.

Executive Compensation

NON-GAAP FINANCIAL MEASURES
We refer to certain non-GAAP financial measures within this Proxy Statement. The below provides definitions for these measures. See also the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 in Item 7 “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Non-GAAP Supplemental Financial Measures.”
Return on Average Equity or (“ROAE”) is a measure of the Company’s (x) Adjusted Distributable Earnings for a particular fiscal year divided by (y) the average undepreciated book value of the Company for such fiscal year.
“Adjusted Distributable Earnings” are Distributable Earnings (as defined below) excluding (i) realized gains and losses on asset sales, (ii) fair value adjustments, which represent mark-to-market adjustments to investments in unconsolidated ventures based on an exit price, defined as the estimated price that would be received upon the sale of an asset or paid to transfer a liability in an orderly transaction between market participants, (iii) unrealized gains or losses, (iv) realized specific CECL reserves and (v) one-time gains or losses that in the judgement of management should not be included in Adjusted Distributable Earnings. We believe Adjusted Distributable Earnings is a useful indicator for investors to further evaluate and compare our operating performance to our peers and our ability to pay dividends, net of the impact of any gains or losses on assets sales or fair value adjustments, as described above.
“Distributable Earnings” is defined as GAAP net income (loss) attributable to our common stockholders (or, without duplication, the owners of the common equity of our direct subsidiaries, such as our OP) and excluding (i) non-cash equity compensation expense, (ii) the expenses incurred in connection with our formation or other strategic transactions, (iii) the incentive fee, (iv) acquisition costs from successful acquisitions, (v) gains or losses from sales of real estate property and impairment write-downs of depreciable real estate, including unconsolidated joint ventures and preferred equity investments, (vi) general CECL reserves determined by probability of default/loss given default (“PD/LGD”) model, (vii) depreciation and amortization, (viii) any unrealized gains or losses or other similar non-cash items that are included in net income for the current quarter, regardless of whether such items are included in other comprehensive income or loss, or in net income, (ix) one-time events pursuant to changes in GAAP and (x) certain material non-cash income or expense items that in the judgment of management should not be included in Distributable Earnings. For clauses (ix) and (x), such exclusions shall only be applied after approval by a majority of our independent directors. Distributable Earnings include specific CECL reserves when realized. Loan losses are realized when such amounts are deemed nonrecoverable at the time the loan is repaid, or if the underlying asset is sold following foreclosure, or if we determine that it is probable that all amounts due will not be collected; realized loan losses to be included in Distributable Earnings is the difference between the cash received, or expected to be received, and the book value of the asset.
We believe that Distributable Earnings provides meaningful information to consider in addition to our net income and cash flow from operating activities determined in accordance with GAAP, and this metric is a useful indicator for investors in evaluating and comparing our operating performance to our peers and our ability to pay dividends. As a REIT, we are required to distribute substantially all of our taxable income and we believe that dividends are one of the principal reasons investors invest in credit or commercial mortgage REITs such as our company. Over time, Distributable Earnings has been a useful indicator of our dividends per share and we consider that measure in determining the dividend, if any, to be paid. This supplemental financial measure also helps us to evaluate our performance excluding the effects of certain transactions and GAAP adjustments that we believe are not necessarily indicative of our current portfolio and operations.
Distributable Earnings and Adjusted Distributable Earnings do not represent net income or cash generated from operating activities and should not be considered as an alternative to GAAP net income or an indication of our cash flows from operating activities determined in accordance with GAAP, a measure of our liquidity, or an indication of funds available to fund our cash needs. In addition, our methodology for calculating Distributable Earnings and Adjusted Distributable Earnings may differ from methodologies employed by other companies to calculate the same or similar non-GAAP supplemental financial measures, and accordingly, our reported Distributable Earnings and Adjusted Distributable Earnings may not be comparable to the Distributable Earnings and Adjusted Distributable Earnings reported by other companies.
“Undepreciated Book Value” is a non-GAAP financial metric which is defined as total stockholders’ equity (or “GAAP net book value”) excluding the impact of our pro rata share of accumulated depreciation and amortization on real estate investments (including related intangible assets and liabilities). The Company reports undepreciated book value in its quarterly and annual financial statements, including reconciliations to GAAP net book value. We believe that undepreciated book value is a more

Executive Compensation

useful and consistent measure of the value of the Company’s current portfolio and operations. Average undepreciated book value represents the average of undepreciated book value across the four quarterly periods in any given fiscal year.

Compensation Committee Report

COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the “Compensation Discussion and Analysis” required by Item 402(b) of Regulation S-K under the Exchange Act with management.
Based on such review and discussions, our Compensation Committee recommended to our Board that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
Compensation Committee:

Vernon B. Schwartz, Chair
Kim S. Diamond
John E. Westerfield
The information contained in this “Compensation Committee Report” is not to be deemed “soliciting material” or “filed” with the SEC, nor is such information to be incorporated by reference into any future filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act except to the extent that we specifically incorporate it by reference into such filings.

Security Ownership of Certain Beneficial Owners and Management

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth, as of March 17, 2023, the number and percentage of shares of our common stock and limited liability company units of BrightSpire Capital Operating Company, LLC (our “OP”, and such units, “OP Units”) beneficially owned by:
•each director;
•each of our named executive officers; and
•all of our directors and executive officers as a group.
The following table also sets forth the number and percentage of shares of our common stock beneficially owned by each person, known to us, to be the beneficial owner of more than five percent (5%) of the outstanding shares of our common stock in each case, based solely on, and as of the date of, such person’s filing of statements filed with the SEC pursuant to Sections 13(d), 13(f) and 13(g) of the Exchange Act with respect to our common stock:

	Common Stock
Name and Address of Beneficial Owner (1)	Number	Percentage (2)
5% Stockholders
Nut Tree Capital Management, LP	9,414,811 (3)	7.25%
The Vanguard Group	8,947,191 (4)	6.89%
BlackRock, Inc.	7,456,988 (5)	5.74%
Directors, Director Nominees and Executive Officers:

Catherine D. Rice	65,138	*
Kim S. Diamond	18,128	*
Catherine Long	16,981	*
Vernon Schwartz	64,351	*
John E. Westerfield	58,138	*
Michael J. Mazzei	1,126,395	*
Andrew E. Witt	458,904	*
Frank V. Saracino	295,818	*
David A. Palamé	374,928	*
All directors and executive officers as a group (6)	2,478,781	1.91%

*    Less than one percent.
(1)The address of each of the directors and executive officers is c/o BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, NY 10022.
(2)The percentages are based on 129,946,184 shares of our common stock outstanding (including restricted stock), as of March 17, 2023.
(3)Based on information provided in Schedule 13G/A filed on February 14, 2023 by Nut Tree Capital Management, LP, Nut Tree Capital Management GP, LLC, and Jared R. Nussbaum (“Nut Tree”). According to Schedule 13G, Nut Tree beneficially owns 9,414,811 shares and has sole voting power with respect to 0 of such shares, shared voting power with respect to 9,414,811 of such shares, sole dispositive power over 0 of such shares and shared dispositive power over 9,414,811 of such shares. The address of Nut Tree is 55 Hudson Yards, 22nd Floor, New York, NY 10001.
(4)Based on information provided in Schedule 13G/A filed on February 9, 2023 by The Vanguard Group (“Vanguard”). According to Schedule 13G, Vanguard beneficially owns 8,947,191 shares and has sole voting power with respect to 0 of such shares, shared voting power with respect to 63,116 of such shares, sole dispositive power over 8,801,930 of such shares and shared dispositive power over 145,261 of such shares. The address of Vanguard is 100 Vanguard Blvd., Malvern, PA 19355.
(5)Based on information provided in Schedule 13G/A filed on February 1, 2023 by BlackRock, Inc. (“BlackRock”). According to Schedule 13G, Blackrock beneficially owns 7,456,988 shares and has sole voting power with respect to 7,245,608 of such shares, shared voting power with respect to 0 of such shares, sole dispositive power over 7,456,988 of such shares and shared dispositive power over 0 of such shares. The address of BlackRock is 55 East 52nd Street, New York, NY 10055.
(6)Total includes directors and executive officers.

Proposal No. 2: Advisory Vote on Executive Compensation

PROPOSAL NO. 2:    Advisory Vote On Executive Compensation
In accordance with Section 14A of the Exchange Act and the related rules of the SEC, we are providing our stockholders an opportunity to indicate whether they support the compensation of our named executive officers, as described in this proxy statement. At our 2019 annual meeting of stockholders, our stockholders voted, on a non-binding advisory basis, to recommend that we hold a “say-on-pay” vote on an annual basis, and the Board approved such recommendation. This advisory vote, commonly referred to as “say on pay,” is not intended to address any specific item of compensation, but rather addresses the overall compensation of our named executive officers and our philosophy, policies and practices relating to their compensation as described in this proxy statement in accordance with the SEC’s compensation disclosure rules. Please see “Executive Compensation—Compensation Discussion and Analysis” in this proxy statement for additional details about our executive compensation programs, including information about the compensation of our named executive officers for 2022.
The Board of Directors recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables and narrative discussion, is hereby APPROVED on an advisory basis.”
Although this vote is advisory and is not binding on the Company, the Compensation Committee values the opinions of our stockholders. To the extent that there is any significant vote against the compensation of our named executive officers, we will consider our stockholders’ concerns, and the Compensation Committee will evaluate whether any actions are necessary to address those concerns.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the advisory “say on pay” resolution regarding the compensation of our named executive officers. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs)—How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ADVISORY APPROVAL OF THE RESOLUTION APPROVING THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

Proposal No. 3: Ratification of Appointment of Our Independent Registered Public Accounting Firm

PROPOSAL NO. 3:    Ratification Of Appointment Of Our Independent Registered Public Accounting Firm
The Audit Committee of our Board has appointed Ernst & Young LLP (“EY”) as our independent registered public accounting firm for the fiscal year ending December 31, 2023. After careful consideration of the matter and in recognition of the importance of this matter to our stockholders, the Board has determined that it is in the best interests of the Company and our stockholders to seek the ratification by our stockholders of our Audit Committee’s selection of our independent registered public accounting firm. A representative of EY will be present at the 2023 Annual Meeting, will have the opportunity to make a statement if they so desire and will be available to respond to appropriate questions.
Even if the appointment of EY as our independent registered public accounting firm is ratified, our Board and the Audit Committee may, in their discretion, change that appointment at any time during the year should they determine such a change would be in our and our stockholders’ best interests. In the event that the appointment of EY is not ratified, the Audit Committee will consider the appointment of another independent registered public accounting firm, but will not be required to appoint a different firm.
Vote Required and Recommendation
The affirmative vote of a majority of the votes cast at the meeting is required for approval of the ratification of the appointment of EY as our independent registered public accounting firm for the fiscal year ending December 31, 2023. For purposes of the vote on this proposal, abstentions will not be counted as votes cast and will have no effect on the result of the vote, although they will be considered present for the purpose of determining the presence of a quorum. See “About the Meeting (FAQs)—How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE YEAR ENDING DECEMBER 31, 2023.

Audit Committee Report

AUDIT COMMITTEE REPORT
The Audit Committee operates under a written charter adopted by the Board, consistent with the corporate governance rules of the U.S. Securities and Exchange Commission, or the SEC, and the New York Stock Exchange, or the NYSE. A copy of the Audit Committee charter is available on the Company’s website at www.brightspire.com. The Board has determined that all members of the Audit Committee meet the independence standards established by the NYSE.
The Audit Committee oversees the Company’s financial reporting process on behalf of the Board. The Company’s management has the primary responsibility for the preparation of the financial statements and the reporting process, including maintaining a system of internal control over financial reporting and disclosure controls and procedures. The Audit Committee is directly responsible for the appointment, compensation, retention, oversight and termination of the Company’s independent registered public accounting firm. The Audit Committee appointed Ernst & Young LLP, an independent registered public accounting firm, as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022. The independent registered public accounting firm is responsible for performing an audit of the Company’s consolidated financial statements in accordance with generally accepted accounting principles, or U.S. GAAP, and issuing a report thereon. The Audit Committee reviews and oversees these processes, including oversight of: (1) the integrity of the Company’s financial statements; (2) the Company’s independent registered public accounting firm’s qualifications and independence; (3) the performance of the Company’s independent registered public accounting firm and the Company’s internal audit function, which was performed by DLA LLC for the 2022 year; and (4) the Company’s compliance with legal and regulatory requirements.
In discharging its oversight role, the Audit Committee reviewed and discussed with the Company’s management and Ernst & Young LLP, the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2022, the audited financial statements included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, including discussions regarding critical accounting policies, other financial accounting and reporting principles and practices appropriate for the Company, the quality of such principles and practices and the reasonableness of significant judgments. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with U.S. GAAP. The Audit Committee also discussed with Ernst & Young LLP the matters required to be discussed by applicable standards of the Public Company Accounting Oversight Board.
In addition, the Audit Committee discussed with Ernst & Young LLP its independence from the Company and the Company’s management and Ernst & Young LLP provided to the Audit Committee the written disclosures and letter required from the independent registered public accounting firm by the applicable requirements of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence.
The Audit Committee discussed with Ernst & Young LLP the overall scope and plans for their audit. The Audit Committee met with Ernst & Young LLP, with and without management present, to discuss the results of their examinations, the evaluations of the Company’s internal control over financial reporting and the overall quality of the Company’s financial reporting.
Based on such review and discussions, the Audit Committee recommended to the Board that the audited consolidated financial statements for the fiscal year ended December 31, 2022 be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, which is filed with the SEC. The Board approved this recommendation.
Audit Committee:

Catherine Long, Chair
Catherine D. Rice
Vernon B. Schwartz

The report of the Audit Committee does not constitute “soliciting material” and will not be deemed “filed” or incorporated by reference into any of our filings under the Securities Act or the Exchange Act that might incorporate our SEC filings by reference, in whole or in part, notwithstanding anything to the contrary set forth in those filings.

Independent Registered Public Accounting Firm's Fees

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM’S FEES
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Audit Committee of our Board has engaged EY as the Company’s independent registered public accounting firm for the year ended December 31, 2022. EY has served as the Company’s independent registered public accounting firm since its initial appointment in June 2017.
Aggregate fees billed and expected to be billed by EY for the fiscal years ended December 31, 2022 and 2021 were as follows (dollars in thousands):

TYPE OF FEE	2022	2021
Audit Fees (1)	$1,605,649	$2,931,225
Audit-Related Fee	—	—
Tax Fee (2)	651,871	468,288
All Other Fees	—	—

Total	$2,257,520	$3,399,513

____________
(1)Fees for audit services for the fiscal years ended December 31, 2022 and 2021 include fees associated with the annual audits for such years, including the audit of the Company’s internal control over financial reporting, the quarterly review of the financial statements included in the Company’s quarterly reports on Form 10-Q, consultations with the Company’s management on technical accounting and regulatory issues and services provided for assistance with and review of other regulatory filings.
(2)Tax fees represent fees and expenses related to the review and assistance with the preparation of tax returns, tax consulting related to REIT qualification, and general federal, state and foreign tax consulting.
All audit and audit-related services provided by EY in 2022 and 2021 were pre-approved by the Audit Committee, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee.
AUDIT COMMITTEE PRE-APPROVAL POLICY
The Audit Committee’s policy is to review and pre-approve, either pursuant to the Audit Committee’s Audit and Non-Audit Services Pre-Approval Policy or through a separate pre-approval by the Audit Committee, any engagement of the Company’s independent auditor to provide any audit or permissible non-audit service to the Company. Pursuant to the Audit and Non-Audit Services Pre-Approval Policy, which will be reviewed and reassessed annually by the Audit Committee, a list of specific services within certain categories of services, including audit, audit-related, tax and other services, are specifically pre-approved for the upcoming or current fiscal year, subject to an aggregate maximum annual fee payable by the Company for each category of pre-approved services. Any service that is not included in the approved list of services must be separately pre-approved by the Audit Committee. In addition, all audit and permissible non-audit services in excess of the pre-approved fee level, whether or not included on the pre-approved list of services, must be separately pre-approved by the Audit Committee. The Audit Committee has delegated authority to its Chair to specifically pre-approve engagements for the performance of audit and permissible non-audit services, provided that the estimated cost for such services shall not exceed $250,000. The Chair must report all pre-approval decisions to the Audit Committee at its next scheduled meeting and provide a description of the terms of the engagement, including (1) the type of services covered by the engagement, (2) the dates the engagement is scheduled to commence and terminate, (3) the estimated fees payable by the Company pursuant to the engagement, (4) other material terms of the engagement, and (5) such other information as the Audit Committee may request.

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. Amended Charter

PROPOSAL NO. 4:    Approval Of The BrightSpire Capital, Inc. Charter Amendment
Background and Reasons for the Charter Amendment
The Board has declared advisable, and recommends that our stockholders approve, an amendment (the “Charter Amendment”) attached hereto as Appendix A, to the Articles of Amendment and Restatement, as amended, of the Company (the “Charter”) to expand our stockholders’ right to amend our Charter. Currently, Article VIII of the Charter requires the affirmative vote of at least two-thirds of all the votes entitled to be cast to approve an amendment to Article VIII and Section 5.8 of the Charter (the “supermajority voting requirement”) and the affirmative vote of a majority of all votes entitled to be cast on the matter to approve all other amendments to the Charter (except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter). Section 5.8 establishes a voting standard of two-thirds of the votes entitled to be cast to approve the removal of any director and requires that any such removal be for cause.
This proposal seeks stockholder approval to eliminate the supermajority voting requirement in Article VIII with respect to amending Article VIII and Section 5.8 of the Charter, thereby making any and all amendments to the Charter subject to an affirmative vote of a majority of all votes entitled to be cast on the matter( except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter).
Our Board is committed to good corporate governance and monitors regularly our corporate governance policies and practices. After receiving the advice of management, our Board carefully considered the advantages and disadvantages of adopting the Charter Amendment to eliminate the supermajority voting requirement applicable to amending Article VIII and Section 5.8, and determined it was in the best interests of the Company and its stockholders to replace the supermajority voting requirement with a majority standard.
Effect of the Charter Amendment
The Charter Amendment would amend Article VIII of the Charter as follows (deletions are indicated by strikeouts):
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except ~~as otherwise provided below, and except~~ for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of ~~holders of shares entitled to cast~~ a majority of all the votes entitled to be cast on the matter. ~~However, any amendment to Section 5.8 or to this Article VIII shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of holders of shares entitled to case at least two-thirds of all the votes entitled to be cast on the matter.~~
The general description of the Charter Amendment set forth above is qualified in its entirety by reference to the text of the Charter Amendment, which is attached as Appendix A to this Proxy Statement and is incorporated by reference herein.
If approved by the required vote, the Charter Amendment will become effective only upon filing of Articles of Amendment with State Department of Assessments and Taxation in Maryland, which we anticipate doing as soon as practicable following stockholder approval.

PROPOSAL NO. 4: Approval Of The BrightSpire Capital, Inc. Amended Charter

Vote Required and Recommendation
The affirmative vote of at least two-thirds of all the votes entitled to be cast on the matter is required for approval of the Charter Amendment. For purposes of this proposal, abstentions and other shares not voted (whether by broker non-vote or otherwise) will have the same effect as votes against the proposal. See “About the Meeting (FAQs)—How many votes are required to approve the proposals?” for additional information regarding the required vote for this proposal.
OUR BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT.

Certain Relationships and Related Transactions

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
RELATED PERSON TRANSACTION POLICY
On January 30, 2018, our Board adopted, and on June 24, 2021, amended and restated, a written related person transaction policy setting forth the policies and procedures for the review, approval or ratification of related person transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any financial transaction, arrangement or relationship, or any series of similar transactions, arrangements or relationships, in which we were or are to be a participant, where the amount involved exceeds $120,000 and a related person had or will have a direct or indirect material interest. Under the policy, related person transactions will be approved or ratified by the Audit Committee or a majority of the disinterested members of our Board.
INDEMNIFICATION AGREEMENTS
We have entered into indemnification agreements with each of our executive officers and directors that obligate us to indemnify them to the maximum extent permitted by Maryland law. The indemnification agreements provide that if a director or executive officer is a party or is threatened to be made a party to any proceeding by reason of such director’s or executive officer’s status as our director, officer or employee, we must indemnify such director or executive officer for all expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, unless it has been established that:
➢    the act or omission of the director or executive officer was material to the matter giving rise to the proceeding and was committed in bad faith or was the result of active and deliberate dishonesty;
➢    the director or executive officer actually received an improper personal benefit in money, property or services; or
➢    with respect to any criminal action or proceeding, the director or executive officer had reasonable cause to believe that his or her conduct was unlawful;
provided, however, that we will (i) have no obligation to indemnify such director or executive officer for a proceeding by or in the right of our Company, for expenses and liabilities actually and reasonably incurred by him or her, or on his or her behalf, if it has been adjudged that such director or executive officer is liable to us with respect to such proceeding and (ii) have no obligation to indemnify or advance expenses of such director or executive officer for a proceeding brought by such director or executive officer against the Company, except for a proceeding brought to enforce indemnification under Section 2-418 of the MGCL or as otherwise provided by our charter or bylaws, a resolution of the Board of Directors or an agreement approved by the Board of Directors.
REGISTRATION RIGHTS AGREEMENT
On January 31, 2018, the Company entered into a registration rights agreement with DigitalBridge Operating Company, LLC (f/k/a Colony Capital Operating Company, LLC) (“DigitalBridge”), DigitalBridge’s then wholly-owned subsidiary, NRF RED REIT Corp. (“NRF RED REIT”), and the other entities party thereto (the “Registration Rights Agreement”). Pursuant to the Registration Rights Agreement, the Company filed a registration statement on Form S-3 (the “Resale Registration Statement”) that (i) registers for resale the Class A common stock the Class B-3 common stock that has converted to the Class A common stock, both of which were issued to DigitalBridge pursuant to that certain Master Combination Agreement dated as of August 25, 2017, as amended and restated on November 20, 2017 (the transactions contemplated thereby, the “Combination”) and (ii) registers the issuance or resale of the Class A common stock issued upon redemption of the OP Units issued in the Combination.
On August 13, 2021 and March 3, 2023, pursuant to the Registration Rights Agreement, and at the request of DigitalBridge, the Company completed effecting the sales of 9,487,500 and 34,911,944 shares of DigitalBridge’s registered Class A common stock, respectively, through underwritten public offerings under the Resale Registration Statement (the “Secondary Offerings”). Further, on May 23, 2022, pursuant to the Company’s Second Amended and Restated Limited Liability Company Agreement, the Company completed the redemption of all the 3.1 million OP Units held by NRF RED REIT for $25.4 million in cash (the “OP Unit Redemption”). Following the Secondary Offerings and the OP Unit Redemption, DigitalBridge and NRF RED REIT no

Certain Relationships and Related Transactions

longer owned any registrable securities under the Registration Rights Agreement and their rights thereunder have therefore terminated in accordance with its terms.

Other Matters

OTHER MATTERS
STOCKHOLDER PROPOSALS AND DIRECTOR NOMINATIONS FOR 2024
Proposals received from stockholders in accordance with Rule 14a-8 under the Exchange Act are eligible for consideration for inclusion in the proxy statement for the 2024 annual meeting of stockholders if they are received by the General Counsel, in writing addressed to our principal executive office, on or before [●], 2023.
Proposals received from stockholders submitted outside of Rule 14a-8 under the Exchange Act or for a director nomination must comply with the advance notice and other requirements set forth in our bylaws in order to be presented at an annual meeting. These requirements currently include, in part, the requirement that any such proposal or nomination must, with certain exceptions if the date of the 2024 annual meeting of stockholders is advanced or delayed more than 30 days from the first anniversary of the date of this year’s Annual Meeting, be submitted to the Secretary of the Company at BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022 at least 120 and not more than 150 days prior to the first anniversary of the date of this year’s Proxy Statement (or, based on the date of this year’s Proxy Statement of [●], 2023 between [●], 2023 and 5:00 p.m., Eastern Time, on [●], 2023.
In addition to satisfying the foregoing advance notice requirements under our bylaws, to comply with the universal proxy rules under the Securities Exchange Act of 1934, as amended, stockholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.
ANNUAL REPORT
This Proxy Statement and our Annual Report are available on our website at www.brightspire.com. In addition, our stockholders may access this information, as well as transmit their voting instructions, at www.proxyvote.com by having their proxy card and related instructions in hand. A copy of our Annual Report will be sent to any stockholder without charge (except for exhibits, if requested, for which a reasonable fee will be charged), upon written request to: BrightSpire Capital, Inc., 590 Madison Avenue, 33rd Floor, New York, New York 10022, Attn: General Counsel.
If you would like to receive future stockholder communications via the Internet exclusively, and no longer receive any material by mail, please visit http://www.astfinancial.com and click on “Login” to enroll. Please enter your account number and tax identification number to log in, then select “Receive Company Mailings via E-Mail” and provide your e-mail address.
HOUSEHOLDING OF PROXY MATERIALS
If you and other residents at your mailing address own common stock in street name, your broker or bank may have sent you a notice that your household will receive only one annual report and proxy statement for each company in which you hold shares through that broker or bank. This practice of sending only one copy of proxy materials is known as “householding.” If you did not respond that you did not want to participate in householding, you were deemed to have consented to the process. If the foregoing procedures apply to you, your broker has sent one copy of our annual report and proxy statement to your address. You may revoke your consent to householding at any time by sending your name, the name of your brokerage firm and your account number to Broadridge Financial Solutions Inc., 51 Mercedes Way, Edgewood, NY 11717.
WHERE YOU CAN FIND MORE INFORMATION
We make available free of charge through our website at www.brightspire.com under the heading “Shareholders—SEC Filings” the periodic reports and other information we file with the SEC, as required by the Exchange Act. Copies may also be accessed electronically by means of the SEC home page on the Internet, at www.sec.gov.

APPENDIX A – Charter Amendment

BRIGHTSPIRE CAPITAL, INC.

ARTICLES OF AMENDMENT
BrightSpire Capital, Inc., a Maryland corporation (the “Corporation”), hereby certifies to the State Department of Assessments and Taxation of Maryland that:

FIRST: The charter of the Corporation is hereby amended by deleting existing Article VIII in its entirety and substituting in lieu thereof a new Article VIII to read as follows:

ARTICLE VIII
AMENDMENTS
The Corporation reserves the right from time to time to make any amendment to the Charter, now or hereafter authorized by law, including any amendment altering the terms or contract rights, as expressly set forth in the Charter, of any shares of outstanding stock. All rights and powers conferred by the Charter on stockholders, directors and officers are granted subject to this reservation. Except for those amendments permitted to be made without stockholder approval under Maryland law or by a specific provision in the Charter, any amendment to the Charter shall be valid only if declared advisable by the Board of Directors and approved by the affirmative vote of a majority of all the votes entitled to be cast on the matter.

SECOND: The amendment to the charter of the Corporation as set forth above has been duly approved and advised by the Board of Directors of the Corporation and approved by stockholders of the Corporation entitled to vote thereon as required by law.

THIRD: The undersigned acknowledges these Articles of Amendment to be the corporate act of the Corporation and as to all matters or facts required to be verified under oath, the undersigned acknowledges that to the best of his knowledge, information and belief, these matters and facts are true and accurate and that this statement is made under the penalties for perjury.

[Signature Page Follows]

A-1

APPENDIX A – Charter Amendment

IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its Chief Executive Officer and President and attested to by its Secretary on this [●] day of [●], 2023.

ATTEST:	BRIGHTSPIRE CAPITAL, INC.

____________________________	By:	_____________________________
Name: David A. Palamé Title: Secretary		Name: Michael J. Mazzei Title: Chief Executive Officer

Return address:

Attn: David A. Palamé
BrightSpire Capital, Inc.
590 Madison Avenue, 33rd Floor
New York, NY, 10022

A-2

590 Madison Avenue, 33rd Floor
New York, New York 10022
www.brightspire.com

BRIGHTSPIRE CAPITAL, INC.

Proxy for Annual Meeting of Stockholders on May 16, 2023

Solicited on Behalf of the Board of Directors

The undersigned hereby appoints David A. Palamé and Frank V. Saracino, with full power of substitution and power to act alone, as proxy to vote all the shares of Common Stock which the undersigned would be entitled to vote if personally present and acting at the Annual Meeting of Stockholders of BrightSpire Capital, Inc., to be held May 16, 2023 at 11:00 A.M. EDT, virtually at https://web.lumiagm.com/219091430 (password: brightspire2023), and at any adjournments or postponements thereof, and at the discretion of the proxies on any other matters that may properly come before the meeting. If specific voting instructions are not provided and the signed card is returned, the proxies will vote in accordance with the Board of Directors recommendations listed on the reverse side.

(Continued and to be signed on the reverse side)

1.1 14475

ANNUAL MEETING OF STOCKHOLDERS OF

BRIGHTSPIRE CAPITAL, INC.

May 16, 2023

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE MEETING OF STOCKHOLDERS TO BE HELD ON MAY 16, 2023.
The Notice of Meeting, Proxy Statement and Proxy Card are available at
http://www.astproxyportal.com/ast/BRSP

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00003333333330000000 1 051623

THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ALL DIRECTOR NOMINEES IN PROPOSAL 1 AND "FOR" PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE THIS PROXY WILL BE VOTED FOR EACH OF PROPOSAL 1, PROPOSAL 2, PROPOSAL 3 AND PROPOSAL 4.

1. To elect six directors from the nominees named in the proxy statement to serve one-year terms expiring at the 2024 annual meeting of stockholders.

	FOR	AGAINST	ABSTAIN
Catherine D. Rice	☐	☐	☐
Kim S. Diamond	☐	☐	☐
Catherine Long	☐	☐	☐
Vernon B. Schwartz	☐	☐	☐
John E. Westerfield	☐	☐	☐
Michael J. Mazzei	☐	☐	☐
2. Approval of an advisory proposal regarding the compensation paid to BrightSpire Capital's named executive officers.	☐	☐	☐
3. Ratification of the appointment of Ernst & Young LLP as independent public auditor for the fiscal year ending December 31, 2023.	☐	☐	☐
4. Approval of the BrightSpire Capital, Inc. Charter Amendment.	☐	☐	☐

5. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Stockholder ____________ Date: ________ Signature of Stockholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.